OPPENHEIMER
NEW YORK MUNICIPAL FUND



Prospectus dated January  12, 1998



Oppenheimer New York Municipal Fund is a mutual fund with the investment objective of seeking the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. The Fund seeks to achieve this objective by investing in municipal obligations, the income from which is tax-exempt as described above. However, in times of unstable economic or market conditions, the Fund's investment manager may deem it advisable to temporarily invest a portion of the Fund's assets in certain taxable instruments. The Fund may also use certain hedging instruments in an effort to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.


      This Prospectus explains concisely what you should know before investing in the Fund. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in the January 12, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                            (logo) OppenheimerFunds

     Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

      A B O U T  T H E  F U N D

      Expenses
      A Brief Overview of the Fund
      Financial Highlights
      Investment Objective and Policies
      Investment Risks
      Investment Techniques and Strategies
      How the Fund is Managed
      Performance of the Fund


      A B O U T  Y O U R  A C C O U N T

      How to Buy Shares
      Class A Shares
      Class B Shares
      Class C Shares
      Special Investor Services
      AccountLink
      Automatic Withdrawal and Exchange Plans
      Reinvestment Privilege
      How to Sell Shares
      By Mail
      By Telephone
      How to Exchange Shares
      Shareholder Account Rules and Policies
      Dividends, Capital Gains and Taxes
      Appendix: Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses


The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1997.


     o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page____, for an explanation of how and when these charges apply.

                        Class A  Class B         Class C
                        Shares   Shares          Shares

Maximum Sales Charge    4.75%    None            None
on Purchases (as a %
of offering price)

Maximum Deferred Sales None(1) 5% in the first 1% if shares Charge (as a % of the year, declining are redeemed lower of the original to 1% in the within 12 months offering price or sixth year and of purchase(2) redemption proceeds) eliminated thereafter(2)

Maximum Sales Charge on None     None            None
Reinvested Dividends

Exchange Fee            None     None            None


Redemption Fee          None(3)  None(3)         None(3)

(1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Buying Class A Shares" below. (2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares," below, for more information on the contingent deferred sales charges. (3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire through AccountLink, or for which checkwriting privileges are used (see "How to Sell Shares").

      o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


Annual Fund Operating Expenses (as a percentage of average net assets)
                          Class A     Class B      Class C
                          Shares      Shares       Shares

Management Fees           0.51%       0.51%        0.51%


12b-1 Plan Fees           0.23%       1.00%        1.00%

Other Expenses            0.12%       0.12%        0.12%

Total Fund Operating      0.86%       1.63%        1.63%
  Expenses

      The numbers in the chart above are based upon the Fund's expenses in its last fiscal year ended September 30, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Plan Fees for Class A shares are Service Plan Fees . For Class B and for Class C shares the 12b-1 Plan Fees are the Service Plan Fees and asset-based sales charge he service fee for each class is a maximum of 0.25% of average annual net assets of the class and the asset-based sales charge for Class B and Class C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares," below.

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.


      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                         1 year    3 years    5 years    10 years*
-----------------------------------------------------------------

Class A Shares           $56       $74        $ 93       $149

-----------------------------------------------------------------

Class B Shares           $67       $81        $109       $154

-----------------------------------------------------------------

Class C Shares           $27       $51        $ 89       $193


If you did not redeem your investment, it would incur the following expenses:


Class A Shares           $56       $75        $93        $149

-----------------------------------------------------------------

Class B Shares           $17       $51        $89        $154

-----------------------------------------------------------------

Class C Shares           $17       $51        $89        $193

* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.


      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown below.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o What Is The Fund's Investment Objective? The Fund's investment objective is to seek the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital.

      o What Does the Fund Invest In? Under normal market  conditions,  the Fund
(1) will invest at least 65% of its total assets in municipal bonds, municipal notes and other debt obligations issued by or on behalf of New York State and its agencies or authorities, the interest on which is not subject to New York State individual income tax, and (2) will invest at least 80% of its total assets in municipal bonds, municipal notes and other debt obligations issued by or on behalf of the State of New York, other states and the District of Columbia, the interest from which is not subject to Federal individual income tax. The Fund may also use hedging instruments and some derivative investments in an effort to protect against market risks. These investments are more fully explained in "Investment Objective and Policies," starting on page ___.


      o Who Manages the Fund? The Fund's investment advisor (the "Manager") is OppenheimerFunds, Inc. The Manager (including subsidiaries) advises investment company portfolios having over $75 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, who is primarily responsible for the selection of the Fund's securities, is Robert E. Patterson. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.


      o How Risky is the Fund? All investments carry risks to some degree. The Fund's bond investments are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction from short-term interest rates.

      In the Oppenheimer funds spectrum, the Fund is generally more conservative than longer term bond funds or high yield bond funds but more aggressive than short term bond funds or money market funds. While the Manager tries to reduce risks by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page ___ for a more complete discussion of the Fund's investment risks.

      o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Fund's Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" starting on page ___ for more details.


      o Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. All three classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75% and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There are also annual asset-based sales charges on Class B and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer, or by writing a check against your Fund account (available for Class A shares only). Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.


      o How Has the Fund Performed? The Fund measures its performance by quoting its yield, tax equivalent yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on pages ____ and ___. Please remember that past performance does not guarantee future results.

Financial Highlights


      The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1997 is included in the Statement of Additional Information.


FINANCIAL HIGHLIGHTS                             CLASS A
                                                 -------------------------------------------------------
                                                 YEAR ENDED
                                                 SEPTEMBER 30,
                                                 1997           1996           1995           1994
========================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $12.41         $12.29         $11.92         $13.50
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .69            .68            .69            .74
Net realized and unrealized gain (loss)               .37            .12            .41          (1.46)
                                                 --------       --------       --------       --------
Total income (loss) from
investment operations                                1.06            .80           1.10           (.72)
--------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.68)          (.68)          (.70)          (.72)
Distributions from net realized gain                   --             --           (.03)          (.03)
Distributions in excess of net realized gain           --             --             --           (.11)
                                                 --------       --------       --------       --------
Total dividends and distributions
to shareholders                                      (.68)          (.68)          (.73)          (.86)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.79         $12.41         $12.29         $11.92
                                                 ========       ========       ========       ========
========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                  8.78%          6.65%          9.58%         (5.55)%

========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $634,789       $667,258       $673,050       $687,233
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $652,048       $684,981       $659,465       $738,747
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                5.49%          5.50%          5.76%          5.68%
Expenses                                             0.86%          0.91%          0.90%          0.86%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                           20.5%          21.2%          15.2%           9.4%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995. 2. For the period from March 1, 1993 (inception of offering) to September 30, 1993. 3. Net investment income would have been $0.83 and $0.87 absent voluntary assumption of expenses, resulting in an expense ratio of 1.00% and 1.02% for 1989 and 1988, respectively. 4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

-------------------------------------------------------------------------------------------


     1993           1992           1991           1990           1989              1988
===========================================================================================
       $12.59         $12.21         $11.61         $11.87         $11.91            $11.60
-------------------------------------------------------------------------------------------

          .73            .79            .81            .83            .84(3)            .88(3)
         1.01            .47            .64           (.25)           .01               .45
     --------       --------       --------       --------       --------          --------

         1.74           1.26           1.45            .58            .85              1.33
-------------------------------------------------------------------------------------------

         (.75)          (.75)          (.81)          (.83)          (.83)             (.94)
         (.08)          (.13)          (.04)          (.01)          (.06)             (.08)
           --             --             --             --             --                --
     --------       --------       --------       --------       --------          --------

         (.83)          (.88)          (.85)          (.84)          (.89)            (1.02)
-------------------------------------------------------------------------------------------
       $13.50         $12.59         $12.21         $11.61         $11.87            $11.91
     ========       ========       ========       ========       ========          ========
===========================================================================================
        14.33%         10.72%         12.93%          4.95%          6.91%            11.48%

===========================================================================================

     $756,934       $530,260       $349,480       $250,012       $197,321          $116,931
-------------------------------------------------------------------------------------------
     $652,327       $436,876       $292,134       $227,504       $156,572          $ 95,996
-------------------------------------------------------------------------------------------

         5.66%          6.33%          6.81%          6.97%          7.07%             7.48%
         0.91%          0.96%          0.96%          0.99%          0.98%(3)          0.90%(3)
-------------------------------------------------------------------------------------------
         39.1%          30.5%           8.9%          13.3%          11.8%             11.7%

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $154,409,995 and $214,081,363, respectively.

FINANCIAL HIGHLIGHTS (CONTINUED(                            CLASS B
                                                            ----------------------------------------
                                   YEAR ENDED
                                  SEPTEMBER 30,
                                                            1997           1996            1995
====================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $12.41         $12.30         $11.93
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .59            .60            .60
Net realized and unrealized gain (loss)                          .38            .10            .42
                                                            --------       --------        -------
Total income (loss) from investment operations                   .97            .70           1.02
----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                            (.59)          (.59)          (.62)
Distributions from net realized gain                              --             --           (.03)
Distributions in excess of net realized gain                      --             --             --
                                                            --------       --------        -------
Total dividends and distributions to shareholders               (.59)          (.59)          (.65)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                $12.79         $12.41         $12.30
                                                            ========       ========        =======
====================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                             7.97%          5.77%          8.75%

====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $106,459       $101,302        $91,108
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $104,183       $ 98,488        $81,743
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                           4.72%          4.73%          4.95%
Expenses                                                        1.63%          1.68%          1.67%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                      20.5%          21.2%          15.2%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995. 2. For the period from March 1, 1993 (inception of offering) to September 30, 1993. 3. Net investment income would have been $0.83 and $0.87 absent voluntary assumption of expenses, resulting in an expense ratio of 1.00% and 1.02% for 1989 and 1988, respectively. 4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                                     CLASS C
--------------------------           --------------------------------
                                     YEAR ENDED
                                     SEPTEMBER 30,
     1994          1993(2)           1997         1996         1995(1)
=====================================================================

      $13.50        $13.07           $12.41       $12.30       $12.22
---------------------------------------------------------------------

         .64           .36              .57          .60          .05
       (1.45)          .44              .39          .09          .08
     -------       -------           ------       ------       ------
        (.81)          .80              .96          .69          .13
---------------------------------------------------------------------

        (.62)         (.37)            (.58)        (.58)        (.05)
        (.03)           --               --           --           --
        (.11)           --               --           --           --
     -------       -------           ------       ------       ------
        (.76)         (.37)            (.58)        (.58)        (.05)
---------------------------------------------------------------------
      $11.93        $13.50           $12.79       $12.41       $12.30
     =======       =======           ======       ======       ======
=====================================================================
       (6.22)%        6.56%            7.95%        5.64%        1.10%

=====================================================================

     $73,943       $40,958           $4,749       $2,007          $25
---------------------------------------------------------------------
     $61,008       $20,454           $3,798       $  752          $18
---------------------------------------------------------------------

        4.88%         4.45%(5)         4.67%        4.60%        3.67%(5)
        1.65%         1.73%(5)         1.63%        1.77%        1.37%(5)
---------------------------------------------------------------------
         9.4%         39.1%            20.5%        21.2%        15.2%


5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $154,409,995 and $214,081,363, respectively.

                                                                              11
Investment Objective and Policies

Objective. The Fund's investment objective is to seek maximum current income exempt from Federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. Toward that objective, the Fund may use certain hedging instruments (discussed below) in an effort to protect against market risks. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the Fund will achieve its investment objective.

Investment Policies and Strategies. Under normal market conditions, the Fund attempts to invest 100% of its invested assets, and as a matter of fundamental policy to invest at least 80% of its assets, in Municipal Securities. In addition, under normal market conditions, as a matter of fundamental policy, the Fund will invest at least 65% of its total assets in New York Municipal Securities.

      Dividends paid by the Fund derived from interest attributable to New York Municipal Securities will be exempt from Federal, New York State and New York City individual income taxes. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from Federal income tax for individuals, but will be subject to New York State and New York City individual income taxes. Although exempt interest dividends will not be subject to federal income tax for Fund shareholders, a portion of such dividend which is derived from interest on certain "Private Activity" bonds may be an item of tax preference if you are subject to the federal alternative minimum tax. Any net interest income on taxable investments will be taxable as ordinary income when distributed to shareholders (see "Dividends, Capital Gains, and Taxes" below).

     o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

      o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund generally will not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. While short-term trading increases portfolio turnover, and may increase the Fund's transaction costs, the Fund incurs little or no brokerage costs because most of the Fund's portfolio transactions are principal trades without brokerage commissions.

Investment Risks.

      All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

      o Special Considerations - New York Municipal Securities. Because the Fund concentrates its investments in New York Municipal Securities, a default or financial crisis relating to any of such issuers could adversely affect the market value and marketability of such Municipal Securities and the interest income and repayment of principal to the Fund from them. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, summarized in the Statement of Additional Information under "Special Investment Considerations - New York Municipal Securities." In addition, the Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely to changes in prevailing interest rates.

      o Credit Risk and Interest Rate Risk. The values of Municipal Securities will vary as a result of changing evaluations by rating services and investors of the ability of the issuers of such securities to meet the interest and principal payments. Such values will also change in response to changes in interest rates. Should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the values of the Fund's Municipal Securities from these or other factors will not affect interest income derived from these securities but will affect the Fund's net asset value per share.


      o There are special risks in investing in derivative investments. The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.


      o Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

      o Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

      o Municipal Securities. Municipal Securities consist of municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper and other debt obligations issued by or on behalf of the State of New York or its political subdivisions, other states and the District of Columbia, their political subdivisions, or any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, the interest on which is, in the opinion of bond counsel to the respective issuer at the time of issue, not subject to Federal individual income tax. New York Municipal Securities are obligations of the State of New York and its political subdivisions, and their respective agencies, authorities or instrumentalities, the interest from which is, in the opinion of bond counsel to the respective issuer at the time of issue, not subject to New York individual income tax. No independent investigation has been made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds.

      "Municipal bonds" are Municipal Securities that have a maturity when issued of one year or more and "municipal notes" are Municipal Securities that have a maturity when issued of less than one year. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications. See "Investment Objective and Policies" in the Statement of Additional Information for further information about the Fund's investment policies and about Municipal Securities.

      o Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described immediately below); (ii) hedging instruments (described in "Hedging," below); (iii) repurchase agreements (explained below).

      For temporary defensive purposes, the Fund may invest up to 100% of its total assets in "Temporary Investments," including: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) corporate debt securities rated within the three highest grades by Moody's or Standard & Poor's; (iii) commercial paper rated "A-1" by Standard & Poor's or "Prime- 1" by Moody's; and (iv) certificates of deposit of domestic banks with assets of $1 billion or more. The Fund may hold Temporary Investments pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions.

      |X| Municipal Lease Obligations. The Fund may invest in certificates of participation that represent a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

      o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 90-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

     |X| Inverse Floaters and Other Derivative Investments. The Fund may invest in certain municipal "derivative investments." The Fund may use some derivative investments for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts. Please refer to "Hedging," below.

      The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction from short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal securities that pay interest that depends on an external pricing mechanism, also a type of derivative investment. Examples of external pricing mechanisms are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that under normal circumstances it will invest no more than 10% of its net assets in inverse floaters.

     o Ratings of Municipal Securities. At least 75% of the total assets of the Fund must be invested in Municipal Securities rated within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. or, if unrated, judged by the Manager to be of comparable quality to Municipal Securities rated within such grades. See Appendix A of the
Statement of Additional Information for a description of these rating categories. Municipal Securities rated either "Baa" or "MIG2" by Moody's, or "BBB" or "SP-2" by S&P, or "BBB" or "F-3" by Fitch, although investment-grade, may be subject to greater market fluctuations and risks of loss of income and principal than higher- rated Municipal Securities and may be considered to have speculative characteristics.

      A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of such security. Securities that have fallen below investment grade have a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired. It is anticipated that the Municipal Securities purchased for the Fund's portfolio will generally be those having relatively longer maturities (approximately 7 to 30 years), but the Fund may invest in Municipal Securities having a broad range of maturities. The foregoing ratings restrictions do not apply to banks in which the Fund's cash is kept.


      The Fund is permitted to invest up to 25% of its total assets in Municipal Securities rated below "investment grade," that is, below the four highest rating categories of Moody's, S&P, Fitch or Duff & Phelps. Lower-grade Municipal Securities (sometimes called "municipal high yield bonds") may be subject to greater market fluctuations and are subject to greater risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have some speculative characteristics. Securities that are or that have fallen below investment grade entail a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired. There may be less of a market for lower-grade Municipal Securities and therefore they may be harder to sell at an acceptable price. These risks mean that the Fund may not achieve the expected income from lower-grade Municipal Securities, and that the Fund's income and net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investment in non-investment grade Municipal Securities may reduce some of these risks.


      o When-Issued and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involves a risk of loss if the value of the security declines prior to the settlement date.

      o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.


      o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. As a matter of fundamental policy, the Fund may not invest in securities that have a restriction on their resale. The Fund will not invest more than 10% of its net assets in illiquid securities (the Board may increase that limit to 15%). The
Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.


      o Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for such a loan. These loans are limited to not more than 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets in the coming year.

      o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

      o Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based municipal bond indices (these are referred to as Municipal Bond Index Futures) and (2) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information.

      o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

      The Fund may buy calls only on securities, broadly-based municipal bond indices, Municipal Bond Index Futures or Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

      The Fund may purchase put options. Buying a put on a investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, (2) broadly-based municipal bond indices, (3) Municipal Bond Index Futures or (4) Interest Rate Futures. The Fund can buy a put on a Municipal Bond Future or Interest Rate Future whether or not the Fund owns the particular Future in its portfolio. The Fund may not sell a put other than a put that it previously purchased.

      The Fund may buy and sell puts and calls only if certain conditions are met: (1) after the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls; (2) calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System (NASDAQ)of The Nasdaq Stock Market, Inc., or traded in the over-the-counter market; (3) each call the Fund writes must be "covered" while it is outstanding. That means the Fund owns the investment on which the call was written ; (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; (5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

      o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

     Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

     o The Fund cannot invest in securities or any other investment other than the types described in "Investment Objective and Policies," above; o With respect to 75% of its assets, the Fund cannot purchase securities issued or guaranteed by any one issuer (other than the U.S. Government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities; o The Fund cannot invest more than 25% of its assets in any industry; however, for the purposes of this restriction, Municipal Securities and U.S. Government obligations are not considered to be part of any single industry; o The Fund cannot make loans, except that the Fund may (i) purchase debt securities described in "Investment Objective and Policies" and repurchase agreements, and (ii) lend its portfolio securities as described in "Loans of Portfolio Securities"; o The Fund cannot borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets; o The Fund cannot buy or sell futures contracts other than Interest Rate Futures or Municipal Bond Index Futures; or o The Fund cannot underwrite securities or invest in securities subject to restrictions on resale.


      Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed

     Organization and History. The Fund was organized in 1984 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.


      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them . Although the Fund will not normally hold annual meetings of Fund shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.


      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All three classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


      The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of September 30, 1997, with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


     o Portfolio Manager. The Portfolio Manager of the Fund (who is also a Vice President of the Fund) is Robert E. Patterson, who is also a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since November, 1985. Mr. Patterson also serves as an officer and portfolio manager for other Oppenheimer funds.


      o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year ended September 30, 1997 was 0.51% of average annual net assets for Class A, Class B and Class C shares.


      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.


      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, however, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.

      o The Distributor. The Fund's shares are sold through dealers , brokers and financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub- distributor for funds managed by a subsidiary of the Manager.


      o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.


Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return", "average annual total return", "standardized yield", "dividend yield", "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance may help you see how well your Fund has done over time and to compare it to other funds or to a market index.


      It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value", without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.


      |X| Yield. Different types of yields may be quoted to show performance. Each class of shares calculates its standardized yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class paid for a stated period by the maximum offering price on the last day of the period and annualizing the result. Yields for Class A shares normally reflect the deduction of the maximum initial sales charge, but may also be shown without deducting sales charge. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge. Tax-equivalent yield is the equivalent yield that would be earned in the absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the Fund's fiscal year ended September 30, 1997, the municipal bond market remained relatively quiet with some bouts of volatility and yields remained within a narrow trading range. Rates were influenced by a small supply of new issues matched by a large demand for municipal bonds. The Fund maintained favorable performance by investing in shorter maturity bonds for liquidity and hedging a portion of the Fund's portfolio with Treasury futures to reduce volatility. The Fund's portfolio holdings, allocations and strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held from the inception of the Class until September 30, 1997. In the case of Class A shares, performance is measured over a ten-year period, in the case of Class B shares, from the inception of the Class on March 1, 1993, and in the case of Class C shares, from the inception of the Class on August 29, 1995. In all cases, all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the 4.75% current maximum initial sales charge on Class A shares, the maximum 5% contingent deferred sales charge on Class B shares and the 1% contingent deferred sales charge on Class C shares.


      The Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.

      Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

          Comparison of Change in Value of $10,000  Hypothetical  Investments in
              Class A, Class B and Class C Shares of

      Oppenheimer New York  Municipal Fund and the
               Lehman Brothers Municipal Bond Index


                              [Graph]



Average Annual Total Return of the Fund at  9/30/97

A Shares        1-Year         5-Year     10-Year(1)
                 3.62%        5.56%     7.52%


B Shares        1-Year         Life-of-the-Class:(2)
                 2.97%         4.40%

C Shares        1-Year         Life-of-the-Class:(3)
                 6.95%         7.06%


-------------------
Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

(1) The inception date of the Fund (Class A shares) was 8/16/84. Class A returns are shown net of the current applicable 4.75% maximum initial sales charge. (2) Class B shares of the Fund were first publicly offered on 3/1/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the 1-year period and the life of the class. The ending account value in the graph is net of the applicable 2% sales charge.
(3) Class C shares of the Fund were first publicly offered on 8/29/95. The one year period is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


      o Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described below in "Buying Class A Shares."


      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares," below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decisions as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account) compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.


      o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.


      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, respectively, from a single investor.


      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.


      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

      o Are There Differences in Account Features That Matter to You? Because some account features, such as checkwriting, may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider.


      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.


How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

      With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      o How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

      o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.


     o Payment by Federal Funds Wire. Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and to receive further instructions.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds or to transmit dividends and distributions.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

      o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares. Special Sales Charge Arrangements for Certain Persons. The Appendix A in this prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).


Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                         Front-End      Front-End       Commission
                         Sales Charge   Sales Charge    as
                         as a           as a            Percentage
                         Percentage     Percentage      of Offering
                         of Offering    of Amount       Price
Amount of Purchase       Price          Invested

     -------------------------------------------------------------------    Less
than              $50,000              4.75%             4.98%             4.00%
-------------------------------------------------------------------  $50,000  or
more      but      less      than      $100,000      4.50%      4.71%      4.00%
-------------------------------------------------------------------  $100,000 or
more      but      less      than      $250,000      3.50%      3.63%      3.00%
-------------------------------------------------------------------  $250,000 or
more      but      less      than      $500,000      2.50%      2.56%      2.25%
-------------------------------------------------------------------  $500,000 or
more     but     less     than     $1     million      2.00%     2.04%     1.80%
-------------------------------------------------------------------          The
Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more.

      The Distributor pays dealers of record commissions on those non-retirement plan purchases in an amount equal to the sum of 1.0%. That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission.


      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.


      o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trusts or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.


      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.


     o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.


      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;


      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates; and retirement plans established by them for their employees;


      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);


      o dealers, brokers, banks or registered investment advisers advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares);

      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);


      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;


      o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or

      o any unit investment trust that has entered into an appropriate agreement with the Distributor.

      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;


      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or


      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or


      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);


      o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                    Contingent Deferred Sales Charge
Beginning of Month in which    On Redemptions in That Year
Purchase Order Was Accepted    (As % of Amount Subject to Charge)

0-1                            5.0%
1-2                            4.0%
2-3                            3.0%
3-4                            3.0%
4-5                            2.0%
5-6                            1.0%
6 and following                None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.


      o Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares".

      o Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to those shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Waivers of Class B and Class C Sales Charges."


Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

      o Distribution and Service Plan for Class B and Class C Shares. The Fund has adopted a Distribution and Service Plan for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      Under each Plan, both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of average net assets per year of the respective class.

      The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis.

      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.


      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an on-going commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.


      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B and Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.


      Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

      o redemptions from accounts following the death or disability of the last surviving shareholder; including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration); or

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

      o shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services


AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.


      o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     o Purchasing  Shares.  You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

      o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.


Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions.


Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:


      o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.


      o Automatic Exchange Plans. You can authorize the Transfer Agent automatically to exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up an Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check
      o The redemption check is not payable to all shareholders listed on the account statement
      o The redemption check is not sent to the address of record on your account statement
      o Shares are being transferred to a Fund account with a different owner or name
      o Shares  are  redeemed  by  someone  other  than the  owners
(such as an Executor)
     o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

      o Your name
      o The Fund's name
      o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but which may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

      o To redeem  shares  through a service  representative,  call
1-800-852-8457
      o  To  redeem  shares   automatically   on  PhoneLink,   call
1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that account.

      o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.


      o Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.


Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish Checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request Checkwriting for an account in this Fund with the same registration as the previous checkwriting account.

      o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
      o Checkwriting privileges are not available for accounts holding Class B Shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
      o Checks must be written for at least $100.
      o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
      o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
      o Don't use your checks if you changed your Fund account number.


Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Selling Shares by Wire. You may request that redemption proceeds of $2,500 or more be wired to a previously designated account at a commercial bank that is a member of the Federal Reserve wire system. The wire will normally be transmitted on the next bank business day after the redemption of shares. To place a wire redemption request, call the Transfer Agent at 1-800-525-7048.
There is a $10 fee for each wire.


How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence.
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.
      o You must meet the minimum purchase requirements for the fund you purchase by exchange.
      o Before exchanging into a fund, you should obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

     o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852- 8457 or by using
PhoneLink for automated exchanges, by calling 1- 800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.


      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or you can obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.


      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.


      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.


      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies


      o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange that day, which is normally 4:00 p.m. but may be earlier on some days on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.


      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The  Transfer  Agent will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.


      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.


      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service .


      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

      o Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is OppenheimerFunds Services. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who owned shares of the Former Quest For Value Fund when it merged into the Fund on November 24, 1995.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays such dividends to shareholders monthly. Normally, dividends are paid on or about the tenth business day of each month, but the Board of Trustees can change that date. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.


      For the fiscal year ended September 30, 1997, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. The practice of attempting to pay dividends on Class A shares at a constant level requires the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund anticipates paying dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's net asset value per share. The Board of Trustees may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short- or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends September 30th). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

     Distribution  Options.  When  you  open  your  account,   specify  on  your
application how you want to receive your distributions. You have four options:

      o Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
      o Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
      o Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank account on AccountLink.

      o Reinvest your distributions in another Oppenheimer Fund account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.


Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to the alternative minimum tax. Distributions are subject to Federal income tax and may be subject to state and/or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     So that the Fund will not have to pay taxes on amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "Buying a Dividend". If you buy shares on or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.


      o Taxes on Transactions. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them. Any capital gain is subject to capital gains tax.
      o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.


      This information is only a summary of certain Federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

APPENDIX

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds


      The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth & Income Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or
(ii) purchased by such shareholder by exchange of shares of other Oppenheimer funds that were acquired pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.


Class A Sales Charges

      o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

      o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

                     Front-End      Front-End
                     Sales          Sales           Commission
                     Charge         Charge          as
Number of            as a           as a            Percentage
Eligible             Percentage     Percentage      of
Employees            of Offering    of Amount       Offering
or Members           Price          Invested        Price

9 or fewer           2.50%          2.56%           2.00%

At least 10 but
not more than 49     2.00%          2.04%           1.60%

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on page ___ of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.


      o Waiver of Class A Sales  Charges for  Certain  Shareholders


Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      o Waiver  of Class A  Contingent  Deferred  Sales  Charge  in
Certain Transactions

      The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A,  Class B and  Class C  Contingent  Deferred  Sales  Charge
Waivers

      o  Waivers  for  Redemptions  of  Shares  Purchased  Prior to
March 6, 1995

      In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995 in connection with: (i) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

      In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                   APPENDIX A TO PROSPECTUS OF
                OPPENHEIMER NEW YORK MUNICIPAL FUND

      Graphic material included in Prospectus of Oppenheimer New
York  Municipal  Fund:  "Comparison  of Total Return of Oppenheimer
New
York Municipal Fund and the Lehman Bros. Municipal Bond Index -Change in Value of a $10,000 Hypothetical Investment"


      Linear Graphs will be included in the Prospectus of Oppenheimer New York Municipal Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in (i) Class A shares of the Fund for the ten years ended September 30, 1997, (ii) Class B shares of the Fund from March 1, 1993 (the date Class B shares were first publicly-offered) to September 30, 1997, and (iii) Class C shares from August 29, 1995 (the date Class C shares were first publicly offered) to September 30, 1997, and comparing such values with the same investments over the same time periods in the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "Fund Information - Management's Discussion of Performance."


                    Oppenheimer
                    New York
                    Municipal        Lehman
                    Fund             Brothers
Fiscal Year         Class A          Municipal
(Period) Ended      Shares           Bond Index
--------------      -----------      ----------


09/30/87            $ 9,525          $10,000
09/30/88            $10,667          $11,298
09/30/89            $11,461          $12,279
09/30/90            $12,028          $13,113
09/30/91            $13,584          $14,842
09/30/92            $15,010          $16,394
09/30/93            $17,196          $18,482
09/30/94            $16,247          $18,031
09/30/95            $17,804          $20,051
09/30/96            $18,986          $21,261
09/30/97            $20,653          $23,176


                    Oppenheimer
                    New York
                    Municipal        Lehman
                    Fund             Brothers
Fiscal Year         Class B          Municipal
(Period) Ended      Shares(1)        Bond Index
--------------      ----------       ----------

03/01/93            $10,000          $10,000
09/30/93            $10,624          $10,569
09/30/94            $9,967           $10,312
09/30/95            $10,839          $11,466
09/30/96            $11,464          $12,159
09/30/97            $12,182          $13,254


                    Oppenheimer
                    New York
                    Municipal        Lehman
                    Fund             Brothers
Fiscal Year         Class C          Municipal
(Period) Ended      Shares(2)        Bond Index
--------------      -----------      ----------

08/29/95            $10,000          $10,000
09/30/95            $10,110          $10,063
09/30/96            $10,680          $10,671
09/30/97            $11,528          $11,631


(1)For the period from March 1, 1993 (commencement of class) to September 30, 1997. (2)For the period from August 29, 1995 (commencement of class) to September 30, 1997.

Oppenheimer New York Municipal Fund
Two World Trade Center
New York, New York 10048-0203

1-800-525-7048

Investment  Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203


Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OppenheimerFunds Internet Website
http://www.Oppenheimerfunds.com

Custodian of Portfolio Securities
Citibank, N.A.
 399 Park Avenue
New York, New York  10043


Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

                                    [OppenheimerFunds Logo]


 PR360.001.0198.N * Printed on recycled paper

Oppenheimer New York Municipal Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated January  12, 1998



      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 12, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.



Contents

                                      Page
About The Fund

Investment Objective and Policies............................
     Investment Policies and Strategies......................
     Special   Investment   Considerations  -  New  York  Municipal
Securities...................................................
     Other Investment Techniques and Strategies..............
     Other Investment Restrictions...........................
How the Fund is Managed......................................
     Organization and History................................
     Trustees and Officers of the Fund.......................
     The Manager and Its Affiliates..........................
Brokerage Policies of the Fund...............................
Performance of the Fund......................................
Distribution and Service Plans...............................
About Your Account
How To Buy Shares............................................
How To Sell Shares...........................................
How To Exchange Shares.......................................
Dividends, Capital Gains and Taxes...........................
Additional Information About the Fund........................
Financial Information About the Fund
Independent Auditors' Report.................................
Financial Statements.........................................
Appendix A:  Description of Ratings Categories............... A-1
Appendix B:  Tax-Equivalent Yield Chart...................... B-1
Appendix C:  Industry Classifications........................ C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms used in the Prospectus.

Municipal Securities

 |X| Municipal Bonds. The principal classifications of long-term municipal bonds are "general obligation" and "revenue" or "industrial development" bonds.

      o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      |X| Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

      o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use of business taxes, and are payable from these specific future taxes.

      o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

      o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

      o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

      o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

      |X| Municipal Lease Obligations. From time to time the Fund may invest 5% in municipal lease obligations, some of which may be illiquid and others which the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non- appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

      |X| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, the Tax Reform Act revised downward the limitations as to the amount of private activity bonds which each state may issue, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

      A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility.

      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. The Fund anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of the Fund's total assets.


      |X|  Ratings  of  Municipal   Securities.   Moody's,   S&P's,
Fitch's  and  Duff  &    Phelps'  ratings  (see  Appendix  A)
represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and are not absolute standards of quality.
Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.

      Subsequent to its purchase by the Fund, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but OppenheimerFunds, Inc. (the "Manager") will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's or S&P change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

Special Investment  Considerations - New York Municipal Securities.
 As explained in the Prospectus,  the Trust is highly  sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Trust concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on publicly available official statements relating to offerings of New York issuers of Municipal Securities on or prior to September 29, 1997 with respect to offerings of the State and September 30, 1997 with respect to offerings of New York City. No representation is made as to the accuracy of such information.


      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Trust invests.

New York City


      General. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995, and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001, with moderate job growth and wage increases.

      For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without additional tax or other revenue increases or additional reduction in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan", "Financial Plan" or "City Plan").

      The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation and the Board of Education to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

      Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully . The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's efforts to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City is involved in litigation seeking to have the New York City Transitional Finance Authority Act declared unconstitutional. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes , New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions . The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes , and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials have issued reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      1998-2001 Financial Plan. The most recent quarterly modification the City's financial plan for the 1997 fiscal year projects a balanced budget in accordance with GAAP for the 1997 fiscal year, after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The

Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP 2000. The Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of
Federal funding for programs assisting certain legal aliens; additional expenditure for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

      The Financial Plan assumes approval by the State Legislature and the Governor of (i) a tax reduction program proposed by the City totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the City property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

      The Financial Plan also assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports ; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the Governor's 1997-1998 Executive budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress . In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      The City's financial plans have been the subject of extensive public comment . On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

      Various actions proposed in the Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and the coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal
Employees ("District Council 37"),
which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. Subsequently, the City reached settlements, through agreements or statutory impasse procedures, with bargaining units which, together with the UFT and District Council 37, represent approximately 86% of the City's workforce.

      Ratings. On July 10, 1995, Standard & Poor's Ratings Group ("Standard & Poor's") revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and growing dependence on the historically volatile financial services sector." Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bonds A-. On February 28, 1996 Fitch placed the City's general obligation bonds on Fitch Alert with negative implications. Moody's Investors Service, Inc. ("Moody's") rating for City general obligation bonds is Baa1. On July 17, 1997 Moody's changed its outlook on City bonds to positive from stable . Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the bonds.

      Outstanding  Net  Indebtedness.  As  of  September  30,
1997, the City and the  Municipal  Assistance  Corporation  for the
City of New York had,  respectively,    $26.180  billion and
 $3.777 billion

of outstanding net long-term debt.


      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected ; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.


      Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions.
 This litigation
includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996 and 1995, claims in excess of $380 billion and $311 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $2.8 billion and $2.5 billion, respectively.

New York State

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.


      Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation.

Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

      The 1997-1998 New York State Financial Plan (the "State Plan") is partly based on the forecast that the State's economy shows moderate expansion during the first half of the calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.


      The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


      The 1997-98 Fiscal Year. The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds at $35.09 billion, an increase of $2.05 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total disbursed in the prior fiscal year.


      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

      Composition    of    State    Governmental    Funds    Group.
Substantially  all  State  non-pension   financial  operations  are
accounted   for   in  the   State's   governmental   funds   group.
Governmental funds
include the General Fund, which receives all income not required by law to be deposited in another fund; Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.


      Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) . Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

      As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.

      Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of September 30, 1996, the latest available, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $75.4 billion, only a portion of which constitutes State-supported or State-related debt.


      Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A-rating.  On August 28, 1997,
Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

      General Obligation Debt. As of March 31, 1997, the State had approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1996-97 fiscal year and are estimated to be $720.9 million for the State's 1997-98 fiscal year.



      Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the

1997-1998 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-1998 Financial Plan. The General Purpose Financial Statements for the 1996-1997 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $364 million, of which $134 million is expected to be paid during the 1997-1998 fiscal year.

      In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1997-98 fiscal year or thereafter.

      Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-98 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.


      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

      Other Investment Techniques and Strategies


      |X| When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement extends beyond six months and possibly as long as two years or more beyond trade date. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will identify to its Custodian cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.
 At the time the Fund makes a
commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when- issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

      |X| Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities) for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered loans under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will continuously monitor the collateral's value and will impose creditworthiness requirements to confirm that the vendor is financially sound.

      |X| Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the market value of the loaned securities and must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's custodian and administrative fees. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt- interest dividends paid by the Fund. The Fund will not enter into any securities loans having a duration of more than one year.

      |X| Hedging. As described in the Prospectus, the Fund may employ one or more types of hedging instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Municipal Bond Index Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Interest Rate Futures or Municipal Bond Index Futures, or (ii) buy calls on such Futures or on securities. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional information about the covered calls and hedging instruments the Fund may use is provided below.

      o Writing Covered Call Options. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term gains for Federal tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the underlying investment until the call lapsed or were exercised.

      o Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). An Interest Rate Future obligates the seller to deliver and the purchaser to take the related debt securities at a specified price on a specified date. No amount is paid or received upon the purchase or sale of an Interest Rate Future.

      The  Fund  may  concurrently  buy  and  sell  Futures   contracts  in  the
expectation that the Future purchased will outperform the Future sold. For example, the Fund might simultaneously buy Municipal Bond Futures and sell U.S. Treasury Bond Futures. This type of transaction would be profitable to the Fund if municipal bonds, in general, outperform U.S. Treasury bonds. Risks of this type of Futures strategy include the possibility that the Manager does not correctly assess the relative durations of the investments underlying the Futures, with the result that the strategy changes the overall duration of the Fund's portfolio in a manner that increases the volatility of the Fund's price per share. Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline about 3%.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, equal to a specified percentage of the contract amount, with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to and from the futures broker on a daily basis. At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

      o Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      When the Fund purchases a call or put on a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

      When the Fund buys a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

      An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause it to sell underlying investments, thus increasing its turnover rate in a manner beyond its control. The exercise by the Fund of puts may also cause the sale of underlying investments, also causing turnover, since the underlying investment might be sold for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or a put or sells a call. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be more sensitive to changes in the value of the underlying investments.


      o Additional Information about Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. When the Fund writes an over-the-counter("OTC") option, it intends to into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of its restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.


      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its portfolio turnover rate. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options as to underlying investments are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial Futures margin and related option premiums to no more than 5% of the Fund's total assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.


      o Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax).


      o Possible Risk Factors in Hedging. In addition to the risks with respect to Futures and options discussed in the Prospectus and above, there is a risk in using short hedging by selling Interest Rate Futures and Municipal Bond Index Futures that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements.
 Rather than meeting additional
margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of debt securities being hedged if the historical volatility of the prices of such debt securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value of its debt securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based. If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Interest Rate Futures, Municipal Bond Index Futures and/or calls on such Futures or debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Other Investment Restrictions

      The Fund's significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental policies of the Fund, and, together with the fundamental policies and investment objective described in the Prospectus, can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot do any of the following:

      o The Fund cannot invest in real estate, but the Fund may invest in Municipal Securities or other permitted securities secured by real estate or interests therein;
      o The Fund cannot purchase securities other than Hedging Instruments on margin; however, the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      o The Fund cannot make short sales of securities;

      o The Fund cannot invest in or hold securities of any issuer if those officers and trustees of the Fund or its adviser beneficially owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer; or

      o The Fund cannot invest in other open-end investment companies except in a merger, consolidation, reorganization or acquisition of assets.

      |X| Diversification. For purposes of diversification under the Investment Company Act and the investment restrictions set forth in the Prospectus and above, the identification of the "issuer" of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency. In applying these restrictions to its investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to Municipal Securities. Although this application of the restriction is not technically a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the Fund's assets in securities paying interest from revenues of similar type projects. This is not a fundamental policy, and therefore may be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Statement of Additional Information will be supplemented accordingly.

      For purposes of the Fund's policy not to concentrate its assets, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees (except Ms.

Macaskill, who is not a director of
Oppenheimer   Money  Market  Fund,   Inc.)  are  also  trustees  or
directors of Oppenheimer Fund,
Oppenheimer Growth Fund, Oppenheimer Global Fund, Oppenheimer Money Market Fund, Inc.,

Oppenheimer  U.S.  Government  Trust,  Oppenheimer  Gold &  Special
Minerals Fund, Oppenheimer
Enterprise Fund,  Oppenheimer  Discovery Fund,  Oppenheimer
Capital Appreciation Fund,
Oppenheimer Multiple Strategies Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Municipal Bond Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Multi-Sector Income Trust, Oppenheimer World Bond Fund , Oppenheimer Series Fund, Inc. (collectively, the "New York- based Oppenheimer funds), Oppenheimer Developing Markets Fund and Oppenheimer International Small Company Fund. Ms. Macaskill, Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar respectively, hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of December 31, 1997, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of each class of shares of the Trust and the Fund except Leon Levy, who owns beneficially 1,345,407.308 Class A shares (approximately 2.53% of the outstanding Class A shares). The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill, and Mr. Donohue, respectively, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed above.

 LEON LEVY,  Chairman of the Board of Trustees,  Age 72 31 West 52nd Street, New
York,  NY  10019  General  Partner  of  Odyssey   Partners,   L.P.   (investment
partnership)(since 1982) and Chairman of Avatar Holdings, Inc.

(real estate development).


 ROBERT G.  GALLI, Trustee, Age
64
Formerly  he  held  the  following  positions:   Vice  Chairman  of
OppenheimerFunds,  Inc.  (the  "Manager")

(since October 1995); Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the
Manager's parent holding company; Executive Vice President , General Counsel and a director of the
Manager    and    OppenheimerFunds     Distributor,    Inc.    (the
"Distributor"), Vice President and a director
of HarbourView  Asset Management  Corporation  ("HarbourView")  and
Centennial Asset
Management   Corporation    ("Centennial"),    investment   adviser
subsidiaries of the Manager, a director
of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager and an officer of other Oppenheimer funds.

 BENJAMIN LIPSTEIN, Trustee, Age  74
591 Breezy Hill Road, Hillsdale,  N.Y. 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York
University;   a    director  of  Sussex  Publishers,   Inc
(Publishers of Psychology Today and Mother Earth

News) and of Spy Magazine, L.P.




BRIDGET A.  MACASKILL,  President  and  Trustee*,  Age 49 President  (since June
1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager and Chief Executive Officer (since September
1995); President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director (since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

 ELIZABETH B. MOYNIHAN, Trustee, Age  68
801 Pennsylvania Avenue, N.W., Washington,  D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the
Institute  of Fine  Arts (New York  University)  ,  National

Building Museum; a member of the Trustees

Council,   Preservation  League of New York State, and
of the Indo-U.S. Sub-Commission on Education and Culture.

 KENNETH A.  RANDALL, Trustee, Age  70
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power  and  oil  & gas  producer)  ,
Texan   Cogeneration   Company   (cogeneration   company),

 Prime
Retail,
Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference
Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty
Company,   American   Motorists   Insurance  Company  and  American
Manufacturers Mutual Insurance
Company.

 EDWARD V.  REGAN, Trustee, Age  67
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); a director of River Bank America (real estate manager); Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

 RUSSELL S. REYNOLDS,
JR., Trustee, Age 66
 8 Sound  Shore  Drive,
Greenwich, Connecticut 06830
 Founder Chairman of Russell Reynolds  Associates,  Inc.
(executive recruiting); Chairman of Directorship
Inc.   (corporate   governance    consulting);    a   director   of
Professional Staff Limited (U.K);  a trustee of  Mystic
Seaport  Museum,  International  House  and  Greenwich  Historical
Society.



----------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.
DONALD W. SPIRO , Vice Chairman and Trustee*,  Age
 72
Chairman Emeritus (since August 1991) and a director (since January 1969) of the Manager; formerly

Chairman of the Manager and the Distributor.


 PAULINE TRIGERE, Trustee, Age  85
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive  Officer of Trigere,  Inc. (design and sale of women's fashions).


 CLAYTON K.  YEUTTER, Trustee, Age  67
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel , Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance
Company  (insurance),  FMC Corp.  (chemicals  and  machinery)
 and Texas  Instruments,
Inc. (electronics);
formerly (in descending chronological order) IMC Global Inc. (chemicals and animal feed), Counsellor to
the  President  (Bush)  for  Domestic   Policy,   Chairman  of  the
Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

 ANDREW J.  DONOHUE, Secretary, Age  47
Executive Vice President  (since January 1993),  General Counsel
(since  October  1991) and a  Director  (since  September  1995) of the Manager ; Executive Vice President (since
September 1993),
and  a  director  (since  January  1992)  of  the  Distributor;  Executive  Vice
President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds
 .

  ROBERT  E.  PATTERSON,  Vice  President  and
Portfolio Manager, Age  54
Senior Vice President of the Manager (since February 1993); an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Treasurer, Age 61 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March
1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor ; Vice President (since October 1989) and Treasurer (since April 1986) of

 HarbourView; Senior Vice

President (since February 1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI OAC(since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.


----------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

ROBERT G. ZACK , Assistant Secretary, Age  49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer, Age 39 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May
1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager .

SCOTT T. FARRAR, Assistant Treasurer, Age 32 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May
1996);  Assistant  Treasurer of Oppenheimer  Millennium Funds plc (since October
1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

      |X|  Remuneration  of  Trustees.  The  officers  of the Fund  and  certain
Trustees of the Fund (Ms. Macaskill and Messrs. Galli and Spiro) who are affiliated with the Manager receive no salary or fees from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation for the Fund was paid during its fiscal year ended September 30, 1997. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director , trustee or member of a committee of the Board of those funds during the calendar year 1997:


                                      Retirement
                                      Benefits      Total
Compensation
                         Aggregate    Accrued as    From All
                         Compensation Part of       New York-based
Name and Position        From Fund    Fund Expenses Oppenheimer
Funds1


Leon Levy                                $0         $(11,393)
$152,750

  Chairman and Trustee


Benjamin Lipstein                          $0       $( 6,813) $
91,350

  Study Committee Chairman,
  Audit Committee
  Member and Trustee


Elizabeth B. Moynihan                      $0       $( 6,813) $
91,350

  Study Committee
  Member2 and Trustee


Kenneth A. Randall                         $0       $( 6,224) $
83,450

  Audit Committee
  Chairman and Trustee

Edward V. Regan                            $0       $( 5,829) $
78,150

  Proxy Committee Chairman,
  Audit Committee
  Member2 and Trustee


Russell S. Reynolds, Jr.                   $0       $( 4,386) $
58,800

  Proxy Committee Member
  and Trustee


Pauline Trigere, Trustee                 $0         $( 4,125) $
55,300

Clayton K. Yeutter                         $0       $( 4,386) $
58,800

  Proxy Committee Member
  and Trustee

----------------------

1 For the  1997 calendar year.

2Committee position held during a portion of the period shown. The Study and Audit Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board.

      The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York- based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.


      o Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of December 31, 1997, no person owned of record or is known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A or Class B shares. The only persons owning of record or know by the Fund to own beneficially 5% of the Fund's Class C shares were Merrill Lynch Pierce Fenner & Smith For the Benefit of its Customers, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484, who owned of record 37,111.000 shares (approximately 10.03% of the Fund's outstanding Class C shares), Rose M. Nurnberger, 228 Lincoln Ave., Island Park, NY 11558-1322, who owned of record 34,759.299 shares (approximately 9.39% of the Fund's outstanding Class C shares) and Mrs. Gloria Fleckenstein, 145 East 15th Street, Apt. 17B, New York, NY 10003, who owned of record 28,194.581 shares (approximately 7.62% of the Fund's outstanding Class C shares).


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Trustees of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      |X| The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses  not  expressly  assumed  by the  Manager  under  the  Investment
Advisory Agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation costs.


      The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked. For the fiscal years ended September 30, 1995 , 1996 and 1997, the management fees paid by the Fund to the Manager were $3,833,144 , $4,014,768 and $3,912,050, respectively.


      The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of Fund assets made with due care and in good faith. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

      |X|  The   Distributor.   Under  its  General   Distributor's
Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's
Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares.

Expenses normally attributable to sales, excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended September 30, 1995 , 1996 and 1997, the aggregate sales charges on sales of the Fund's Class A shares were $1,403,152 , $1,211,472 and $835,127, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $259,977 , $253,441 and $161,226, in those respective years. During the Fund's fiscal year ended September 30, 1997, the contingent deferred sales charge collected on the Fund's Class B shares totaled $260,864, all of which the Distributor retained. During the Fund's fiscal year ended September 30, 1997, the contingent deferred sales charge collected on the Fund's Class C shares totaled $5,113, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.


      |X| The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, a division of the Manager, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.


Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net prices. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was not executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services , together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.


      Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Such other funds may purchase or sell the same securities at the same time as the Fund, which could affect the supply and price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among such funds.


      During the Fund's fiscal years ended September 30, 1995 , 1996 and 1997, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $21,875 , $19,390 and $64,250, respectively of that amount. During the same period, no payments were made to brokers as commissions in return for research services.


Performance of the Fund

      As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return", "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.


      The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total returns are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return. The yield and total returns of each class of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      |X|   Yields

      o Standardized Yield. The "standardized yield" (referred to as period"yield") is shown for a class of shares for a stated 30-day period. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission designed to assure uniformity in the way that all funds calculated their yields: Standardized ~ Yield ~ = ~ 2~ [~ (~ {a-b} over cd ~ +~ 1~ ) SUP 6~ -~ 1~ ]


The symbols above represent the following factors:

      a  =dividends and interest earned during the 30-day period.
      b  =expenses  accrued  for the  period  (net  of any  expense reimbursements).
      c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.


      The standardized yield for a 30-day period may differ from the yield for other periods.

 The

SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period. For the 30-day period ended September 30, 1997, the standardized yields for the Fund's classes of shares were as follows:

      Without Deducting Sales Charge      With     Sales     Charge
Deducted

Class A:   4.29%                          4.51%
Class B:   3.74%                          N/A
Class C:   3.75%                          N/A


      o Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal, state and city taxable income (the net amount subject to Federal and state income taxes after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax-equivalent yields for its Class A, Class B and Class

C shares for the 30-day period ended September 30, 1997, for an individual New York City resident in the 46.08% combined tax bracket were 7.96%, 6.94% and 6.95%, respectively.

      o Dividend Yield . The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

           Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge .

      The dividend yields for the 30-day period ended September 30, 1997 were as follows:

      Without Deducting Sales Charge      With     Sales     Charge
Deducted

Class A:   5.10%                          5.36%
Class B:   4.59%                          N/A
Class C:   4.59%                          N/A


      |X| Total Return Information

      o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

LEFT ( {~ERV~} OVER P~ right) SUP
{1/n}~-1~=~Average~Annual~Total~ Return

      o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ALIGNC {ERV~-~ P~} over P~ =~Total~ Return


      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, payment of the contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. For Class C shares, the payment of the 1.0% contingent deferred sales charge for the first 12 months is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


      The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended September 30, 1997 were 3.61%, 5.56% and 7.52%, respectively. The cumulative "total return" on Class A shares for the ten year period ended September 30, 1997 was 106.34%. The average annual total returns on an investment in Class B shares for the fiscal year ended September 30, 1997 and for the period March 1, 1993 (the date Class B shares were first publicly offered) through September 30, 1997 were 2.97% and 4.40%, respectively. The cumulative total return on Class B shares for the period March 1, 1993 through September 30, 1997 was 21.83%. The average annual total returns for Class C shares for the fiscal year ended September 30, 1997 and for the period from August 29, 1995 (the date the Class C shares were publicly offered) through September 30, 1997 were 6.95% and 7.06%, respectively. The average annual total return and the cumulative total return on an investment in Class C shares for the period of August 29, 1995 (the date class shares were first publicly offered) through September 30, 1997 was 15.29%.


      o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


      The average annual total returns at net asset value for Class A shares for the one, five and ten-year periods ended September 30, 7 were 8.78%, 6.59% and 8.05%, respectively. The cumulative total return at net asset value for Class A shares for the ten-year period ended September 30, 1997 was 116.03%. The average annual total returns at net asset value for Class B shares for the fiscal year ended September 30, 1997 and for the period March 1, 1993 (the date Class B shares were first publicly offered) through September 30, 1997 were 7.97% and 4.77%, respectively. The cumulative total return at net asset value for Class B shares for the period March 1, 1993 through September 30, 1997 was 23.78%. The average annual total returns at net asset value for Class C shares for the fiscal year ended September 30, 1997 and for the period from August 29, 1995 (the date the Class C shares were publicly offered) through September 30, 1997 were 7.95% and 7.06%, respectively. The cumulative total return at net asset value on an investment in Class C shares for the period of August 29, 1995 (the date class shares were first publicly offered) through September 30, 1997 was 15.29%.


      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison before using such information with other investments.


      |X| Other Performance Comparisons. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other bond funds, other than money market funds, and (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and
(ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.


      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service.

 Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment return. The Fund is ranked among the municipal bond funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class's performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively, or its combined 3-. 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.


      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      Investors may also wish to compare the Fund's Class A, Class B or Class C return to the return on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent), or, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by a third party may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the
Investment Company Act,
pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares.

      In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers, or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission Rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the Plan. Such vote must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. All material amendments must be approved by the Board and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Class B and Class C Plans shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate allowed under the Plans and set no minimum amount.


      For the fiscal year ended September 30, 1997, payments under the Class A Plan totaled $1,528,712, all of which was paid by the Distributor to Recipients, including $30,130 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal year by the Distributor may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. Pursuant to the Plans, service fee payments by the Distributor to Recipients will be made (i) in advance for the first year Class B and Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of .25% of the average daily net asset value of Class B shares and Class C shares respectively, held in accounts of the Recipient or its customers. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B and Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment for those shares to the Distributor. For the fiscal year ended September 30, 1997, payments made under the Class B Plan totaled $1,040,975, of which the Distributor paid $6,709 to an affiliate of the Distributor and retained $819,839 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs; the balance of such Class B Plan payments was paid by the Distributor to Recipients not affiliated with the Distributor. For the fiscal year ended September 30, 1997, payments made under the Class C Plan totaled $37,884, of which $31,279 was retained by the Distributor.


      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

      The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. The Distributor retains the asset-based sales charge on Class B shares. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for more than a year or more. Such payments are made to the Distributor under the Plans in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.


      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that Class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask"asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(ii) a non-money market fund will value (a) debt instruments that had a maturity of more than 397 days when issued, (b) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (c) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less , at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(iii) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (i) and (ii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.


      In the case of Municipal Securities, U.S. Government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.


      Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask"asked" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "asked" price is available). When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 p.m. but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions. If the Federal Funds are received after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day after such Federal Funds are received.


Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, brothers and sisters, sons-and daughters-in-law, a spouse's siblings, a sibling's spouse, aunts, uncles, nieces and nephews. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.


      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:

Oppenheimer Municipal Bond Fund Oppenheimer California Municipal Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Insured Municipal Fund Oppenheimer Main Street California Municipal Fund Oppenheimer Florida Municipal Fund Oppenheimer New Jersey Municipal Fund Oppenheimer New York Municipal Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Discovery Fund Oppenheimer Capital Appreciation Fund Oppenheimer Growth Fund Oppenheimer Equity Income Fund Oppenheimer Multiple Strategies Fund Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund Oppenheimer High Yield Fund Oppenheimer Champion Income Fund Oppenheimer Bond Fund Oppenheimer International Bond Fund Oppenheimer U.S. Government Trust Oppenheimer Limited-Term Government Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Strategic Income Fund Oppenheimer Enterprise Fund Oppenheimer International Growth Fund Oppenheimer Developing Markets Fund Oppenheimer Real Asset Fund Oppenheimer International Small Company Fund Oppenheimer MidCap Fund Oppenheimer Quest Growth & Income Value Fund Oppenheimer Quest Officers Value Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Disciplined Value Fund Oppenheimer Disciplined Allocation Fund Oppenheimer LifeSpan Balanced Fund Oppenheimer LifeSpan Income Fund Oppenheimer LifeSpan Growth Fund Rochester Fund Municipals* Oppenheimer Bond Fund for Growth Limited-Term New York Municipal Fund

and, the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.


-------------------
*Shares of the Fund are not presently exchangeable for shares of these funds.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      |X| Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.
      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.


      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for either (i) Class A shares sold with a front-end sales charge of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.


      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.


      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.


How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.


Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.


      |X| Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholders to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      |X| Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.


Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or Class A contingent deferred sales charge which was paid, or

(ii) Class B shares that were subject
to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. This reinvestment privilege does not apply to Class C shares. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the broker or dealer from its customers prior to the time the Exchange closes (normally that is 4:00 p.m., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature- guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below , as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.


      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus, and below in this Statement of Additional Information.

      |X|  Automatic   Withdrawal   Plans.   Fund  shares  will  be
redeemed  as  necessary  to  meet   withdrawal   payments.   Shares
acquired  without  a  sales  charge  will  be  redeemed  first  and thereafter
shares  acquired  with  reinvested   dividends  and  capital  gains
distributions will be redeemed next,
followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares


      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt
Trust, Centennial California Tax-Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525- 7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds . Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).


      However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.


      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months if the shares were initially purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.


      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or have obtained and acknowledged receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction. Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.


      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B shares and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A shares, Class B shares and Class C shares.

      Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund and net profits from hedging instruments and closing purchase transactions realized in the twelve months ending on October 31 of the current year. Any difference between the net asset values of Class A, Class B and Class C shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Long-term capital gains distributions, if any are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. All of the Fund's dividends (excluding capital gains distributions) paid during 1994 were exempt from Federal and New York income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 10.2% of the Fund's dividends (excluding distributions) paid during 1994 were a tax preference item for shareholders subject to the alternative minimum tax.


      A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or Futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the

Fund, treats the dividend as a receipt
of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Not all of the Oppenheimer funds offer Class B shares and Class C shares. The names of the funds that offer Class B shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New York Municipal Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG PEAT MARWICK LLP
-------------------------
KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1997

STATEMENT OF INVESTMENTS  September 30, 1997


                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH                 FACE              MARKET VALUE
                                                        (UNAUDITED)               AMOUNT            SEE NOTE 1
================================================================================================================
MUNICIPAL BONDS AND NOTES--98.7%
----------------------------------------------------------------------------------------------------------------
NEW YORK--84.0%
Battery Park City, NY RB, Series A,
AMBAC Insured, 5.50%, 11/1/16                           Aaa/AAA                  $ 5,000,000         $ 5,078,600
----------------------------------------------------------------------------------------------------------------
Buffalo, NY GOB, Series E, AMBAC
Insured, 6.65%, 12/1/13                                 Aaa/AAA/AAA                  500,000             566,215
----------------------------------------------------------------------------------------------------------------
Grand Central District Management Assn., Inc.
NY Business District Capital Improvement RRB:
5.125%, 1/1/14                                          A1/A                      1,000,000              973,570
5.25%, 1/1/22                                           A1/A                      2,500,000            2,426,400
----------------------------------------------------------------------------------------------------------------
NY MTAU RB, Transportation Facilities Service
Contracts, Series 3, 7.375%, 7/1/08                     Baa1/BBB+                   250,000              292,525
----------------------------------------------------------------------------------------------------------------
NY MTAU RRB, Commuter Facilities Project,
Series B, MBIA Insured, 6.25%, 7/1/17                   Aaa/AAA                     350,000              386,102
----------------------------------------------------------------------------------------------------------------
NY TBTAU GP RB, Series X, 6%, 1/1/14                    Aa /A+                   14,510,000           15,097,800
----------------------------------------------------------------------------------------------------------------
NY TBTAU GP RRB:
Series A, 5%, 1/1/12                                    Aa/A+                    15,755,000           15,532,854
Series A, 5%, 1/1/15                                    Aa/A+                     7,500,000            7,296,600
Series B, 5%, 1/1/20                                    Aa/A+                       500,000              486,865
Series Y, 5.50%, 1/1/17                                 Aa/A+                    15,000,000           15,588,450
----------------------------------------------------------------------------------------------------------------
NY TBTAU SPO RRB, Series A,
MBIA Insured, 6.625%, 1/1/17                            Aaa/AAA                     500,000              542,170
----------------------------------------------------------------------------------------------------------------
NY United Nations Development Corp. RRB:
Sr. Lien, Series B, 5.60%, 7/1/26                       A2/NR/A                   1,500,000            1,493,475
Sub. Lien, Series C, 5.60%, 7/1/26                      A3/NR/A-                  3,000,000            2,982,720
----------------------------------------------------------------------------------------------------------------
NYC GOB:
Inverse Floater, 6.98%, 8/1/08(1)                       Baa1/BBB+                 8,250,000            8,765,625
Inverse Floater, 8.11%, 8/1/13(1)                       Baa1/BBB+                 5,000,000            5,418,750
Inverse Floater, 8.11%, 8/1/14(1)                       Baa1/BBB+                 8,150,000            8,832,562
Prerefunded, Series D, 8%, 8/1/03                       Aaa/BBB+/A-                 545,000              625,954
Prerefunded, Series F, 8.25%, 11/15/17                  Aaa/BBB+                  7,820,000            9,125,158
Series B, 8.25%, 6/1/07                                 Baa1/BBB+                 1,750,000            2,177,122
Series B, FSA Insured, Inverse Floater,
6.97%, 10/1/07(1)                                       Aaa/AAA                   7,500,000            7,935,150
Series H, 6.125%, 8/1/25                                Baa1/BBB+/A-              6,000,000            6,258,840
Series M, AMBAC Insured, 7.50%, 6/1/07                  Aaa/AAA                   7,680,000            9,308,237
Unrefunded Balance, Series A, 7.75%, 3/15/03            Baa1/BBB+/A-                150,000              162,963
Unrefunded Balance, Series A, 7.75%, 8/15/16            Baa1/BBB+                   157,500              176,537
Unrefunded Balance, Series F, 8.25%, 11/15/17           Baa1/BBB+                   680,000              779,035
Unrefunded Balance, Subseries C-1, 7.50%, 8/1/20        Baa1/BBB+/A-                125,000              141,354
----------------------------------------------------------------------------------------------------------------
NYC GORB:
Series B, MBIA Insured, 6.20%, 8/15/06                  Aaa/AAA                   3,500,000            3,880,905
Series D, MBIA Insured, 5.75%, 8/1/05                   Aaa/AAA                     450,000              481,608
Unrefunded Balance, Series F, 7.625%, 2/1/14            Baa1/BBB+/A-                 25,000               27,913
----------------------------------------------------------------------------------------------------------------
NYC HDC MH RB:
Glenn Gardens Project, 6.50%, 1/15/18                   NR/NR                     2,896,196            2,981,837







                     9  Oppenheimer New York Municipal Fund

                                    RATINGS:
                                    MOODY'S/
                                                            S&P/FITCH               FACE               MARKET VALUE
                                                            (UNAUDITED)             AMOUNT             SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYC HDC MH RB:(continued)
Keith Plaza Project, 6.50%, 2/15/18                         NR/NR                   $ 1,913,624         $ 1,970,383
Series A, 5.625%, 5/1/12                                    Aa2/AA                    4,500,000           4,609,755
-------------------------------------------------------------------------------------------------------------------
NYC Health & Hospital Corp. RRB,
AMBAC Insured, Inverse Floater,
7.24%, 2/15/23(1)                                           Aaa/AAA/AAA               8,300,000           8,351,875
-------------------------------------------------------------------------------------------------------------------
NYC IDA SPF RB:
Northwest Airlines, Inc., 6%, 6/1/27                        Ba2/BB                    6,700,000           6,860,398
United Air Lines, Inc. Project, 5.65%, 10/1/32              Baa3/BB+                  5,585,000           5,580,755
-------------------------------------------------------------------------------------------------------------------
NYC IDAU Civil Facility RB:
Community Resources Development,
7.50%, 8/1/26                                               NR/NR                     3,500,000           3,660,125
USTA National Tennis Center Project,
FSA Insured, 6.375%, 11/15/14                               Aaa/AAA                   1,500,000           1,649,055
YMCA Greater NY Project, 5.80%, 8/1/16                      Baa3/NR/BBB               2,470,000           2,514,089
YMCA Greater NY Project,
Prerefunded, 8%, 8/1/16                                     Aaa/NR/BBB                3,950,000           4,550,558
-------------------------------------------------------------------------------------------------------------------
NYC IDAU RB, VISY Paper, Inc. Project:
7.80%, 1/1/16                                               NR/NR                     6,800,000           7,660,608
7.95%, 1/1/28                                               NR/NR                     6,250,000           7,079,375
-------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One
Group Assn. Project:
6%, 1/1/15                                                  A/A/A-                    6,000,000           6,248,760
6.125%, 1/1/24                                              A/A/A-                    3,000,000           3,132,840
-------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RB:
Prerefunded, Series C, 7.75%, 6/15/20                       Aaa/A-                   17,250,000          19,594,275
Unrefunded Balance, Series B, 6.375%, 6/15/22               A2/A-/A                   6,625,000           7,284,254
-------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB:
Series A-1994, 7.10%, 6/15/12                               A2/A-                       275,000             303,460
Unrefunded Balance, 6.75%, 6/15/17                          A2/A-                     2,480,000           2,671,828
-------------------------------------------------------------------------------------------------------------------
NYS DA RB:
City University-Third General Resolution,
Series 2, MBIA Insured, 6.875%, 7/1/14                      Aaa/AAA/A-                  500,000             569,875
Prerefunded, Series A, 7.625%, 7/1/20                       Aaa/BBB                  12,000,000          13,322,400
CUS, Prerefunded, Series F, 7.875%, 7/1/07                  Aaa/BBB+                  7,000,000           7,816,550
Ithaca College, AMBAC Insured, 5.25%, 7/1/26                Aaa/AAA                   5,750,000           5,632,527
Judicial Facilities Lease, Escrowed to Maturity,
MBIA Insured, 7.375%, 7/1/16                                Aaa/AAA                   2,300,000           2,849,033
Mental Health Facilities Project, AMBAC
Insured, 5.25%, 2/15/18                                     Aaa/AAA/AAA               9,400,000           9,237,850
Pooled Capital Program, Partially Prerefunded,
FGIC Insured, 7.80%, 12/1/05                                Aaa/AAA/AAA               6,105,000           6,489,371
Rockefeller University, MBIA Insured,
7.375%, 7/1/14                                              Aaa/AAA                   4,000,000           4,186,880
Rosalind & Joseph Nursing Home,
AMBAC Insured, 5.70%, 2/1/37                                Aaa/AAA                   2,000,000           2,023,140


                    10  Oppenheimer New York Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH               FACE                MARKET VALUE
                                                        (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYS DA RRB:
CUS, Second Series A, 5.75%, 7/1/18                     Baa1/BBB+               $ 6,750,000         $ 7,067,993
CUS, Series B, 6%, 7/1/14                               Baa1/BBB+                10,875,000          11,724,881
CUS, Series B, FGIC Insured, 9%, 7/1/00                 Aaa/AAA/AAA               2,100,000           2,364,474
Episcopal Health Services, Inc., 5.85%, 8/1/13          NR/AAA                      500,000             526,905
Fordham University, FGIC Insured, 5.75%, 7/1/15         Aaa/AAA/AAA               9,100,000           9,473,464
St. Joseph's Hospital Health Center,
MBIA Insured, 5.25%, 7/1/18                             Aaa/AAA                   5,035,000           4,947,139
St. Vincent's Hospital, 7.375%, 8/1/11                  Aa2/AAA                     150,000             167,951
SUEFS, Prerefunded, Series A, 7.70%, 5/15/12            Aaa/BBB+/A                9,000,000           9,972,900
SUEFS, Series A, 5.25%, 5/15/15                         Baa1/BBB+                23,090,000          22,827,005
SUEFS, Series A, 5.25%, 5/15/21                         Baa1/BBB+                 5,010,000           4,896,974
SUEFS, Series B, 7%, 5/15/16                            Baa1/BBB+                 9,020,000           9,729,964
---------------------------------------------------------------------------------------------------------------
NYS DA SPO Bonds, CUS, Series E,
FSA Insured, 5.75%, 7/1/11                              Aaa/AAA                   5,955,000           6,481,601
---------------------------------------------------------------------------------------------------------------
NYS EFCPC RB, State Water Revolving Fund:
Series A, 6.60%, 9/15/12                                Aaa/AAA/AAA                 250,000             277,575
Series C, 7.20%, 3/15/11                                Aa2/A+/AA                   350,000             378,795
Series E, 6.50%, 6/15/14                                Aa2/A/AA                    500,000             547,460
---------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB:
Consolidated Edison Co., Series A, 7.50%, 1/1/26        Aa3/A+                      280,000             299,334
Consolidated Edison Co., Series A, 7.75%, 1/1/24        A1/A+                       620,000             638,817
Consolidated Edison Co., Series B, 7.375%, 7/1/24       Aa3/A+                      200,000             206,038
L.I. Lighting Co., Series A, 7.15%, 12/1/20             Ba3/BB+                   7,500,000           8,124,150
L.I. Lighting Co., Series C, 6.90%, 8/1/22              Ba3/BB+                   9,200,000           9,925,144
---------------------------------------------------------------------------------------------------------------
NYS ERDAUGF RB, Brooklyn Union Gas Co.:
Series B, Inverse Floater, 9.68%, 7/1/26(1)             A1/A                      6,000,000           7,627,500
Series D, MBIA Insured, Inverse Floater,
7.24%, 7/8/26(1)                                        Aaa/AAA                   3,000,000           3,048,750
---------------------------------------------------------------------------------------------------------------
NYS ERDAUPC RB, NYS Electric & Gas Project,
Series A, MBIA Insured, 6.15%, 7/1/26                   Aaa/AAA                   4,000,000           4,212,360
---------------------------------------------------------------------------------------------------------------
NYS GOB:
6.875%, 3/1/12                                          A2/A                        500,000             551,485
7%, 2/1/09                                              A2/A                        300,000             331,413
---------------------------------------------------------------------------------------------------------------
NYS GORB, 7.50%, 11/15/00                               A2/A                        500,000             548,815
---------------------------------------------------------------------------------------------------------------
NYS HFA MH RB:
Secured Mtg. Program-A, 7.05%, 8/15/24                  Aa2/NR                      350,000             374,539
Secured Mtg. Program-C, 6.95%, 8/15/24                  Aa2/NR                      230,000             242,935
---------------------------------------------------------------------------------------------------------------
NYS HFA RB:
Prerefunded, 8%, 11/1/08                                Aaa/BBB+                  2,690,000           3,041,475
Unrefunded Balance, 8%, 11/1/08                         Baa/BBB+                    550,000             613,602
---------------------------------------------------------------------------------------------------------------
NYS HFA RRB:
Housing Mtg., Series A, 6.10%, 11/1/15                  Aaa/AAA                  12,375,000          13,035,206
State University Construction, Escrowed to
Maturity, Series A, 7.90%, 11/1/06                      Aaa/AAA                   1,750,000           2,098,985
Unrefunded Balance, 7.90%, 11/1/99                      Baa2/BBB+                 2,310,000           2,426,563

                    11  Oppenheimer New York Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH               FACE                MARKET VALUE
                                                        (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYS HFASC Obligation RB, Series A, 6%, 3/15/26          Baa1/BBB+               $10,000,000         $10,432,200
---------------------------------------------------------------------------------------------------------------
NYS HFASC RB:
Prerefunded, Series A, 7.375%, 9/15/21                  Aaa/AAA                   9,050,000          10,331,480
Series D, 5.375%, 3/15/23                               Baa1/BBB                  9,000,000           8,691,300
---------------------------------------------------------------------------------------------------------------
NYS LGAC RB, Prerefunded:
Series B, 7.50%, 4/1/20                                 Aaa/AAA/AAA               2,310,000           2,601,499
Series C, 7%, 4/1/21                                    Aaa/AAA/AAA               9,455,000          10,495,428
---------------------------------------------------------------------------------------------------------------
NYS LGAC RRB:
Series B, 5.50%, 4/1/21                                 A3/A+/A+                  8,000,000           7,958,240
Series C, 5%, 4/1/21                                    A3/A+/A+                 15,000,000          14,073,750
Series E, 5%, 4/1/21                                    A3/A+/A+                    500,000             475,465
---------------------------------------------------------------------------------------------------------------
NYS MAG RB:
Homeowner Mtg., Series 1, 7.95%, 10/1/21                Aaa/NR                    2,270,000           2,420,092
Homeowner Mtg., Series UU, 7.75%, 10/1/23               Aa2/NR                    1,990,000           2,113,400
Homeowner Mtg., Series VV, 7.375%, 10/1/11              Aa2/NR                      345,000             368,757
Inverse Floater, 6.26%, 10/1/24(1)                      MIG1/NR                   9,000,000           8,415,000
Ninth Series B, 8.30%, 10/1/17                          Aaa/NR                    1,720,000           1,756,326
Series 40-B, 6.40%, 10/1/12                             Aaa/NR                      500,000             532,195
Series C, 8.40%, 10/1/17                                Aaa/NR                    1,700,000           1,731,994
---------------------------------------------------------------------------------------------------------------
NYS MCFFA RB:
Hospital & Nursing Home Project,
Series D, 6.45%, 2/15/09                                Aa2/AAA                     345,000             378,389
Long-Term Health Care, Series C,
FSA Insured, 6.40%, 11/1/14                             Aaa/AAA                   2,800,000           3,039,456
MHESF, Prerefunded, Series B, 7.875%, 8/15/20           Aaa/AAA                   5,095,000           5,707,113
MHESF, Series A, FGIC Insured, 6.375%, 8/15/17          Aaa/AAA/AAA               5,000,000           5,409,000
MHESF, Unrefunded Balance, Series B,
7.875%, 8/15/20                                         Baa1/BBB+                 8,085,000           8,989,712
NY Hospital, Series A, AMBAC Insured,
6.75%, 8/15/14                                          Aaa/AAA/AAA                 500,000             562,310
Prerefunded, 7.70%, 2/15/18                             Aaa/AAA                     355,000             367,283
St. Francis Hospital, Series 1998A,
FGIC Insured, 7.625%, 11/1/21                           Aaa/AAA/AAA               2,690,000           2,843,438
St. Luke's Hospital Center Mtg., Prerefunded,
Series B, 7.45%, 2/15/29                                Aaa/AAA                   7,500,000           8,212,275
---------------------------------------------------------------------------------------------------------------
NYS MCFFA RRB:
MHESF, Unrefunded Balance,
Series A, 8.875%, 8/15/07                               Baa1/BBB+                 2,785,000           2,852,536
North Shore University Hospital,
MBIA Insured, 7.20%, 11/1/20                            Aaa/AAA                     250,000             274,680
---------------------------------------------------------------------------------------------------------------
NYS PAU GP RB, Series B, 6.625%, 1/1/12                 Aa2/AA-                     315,000             344,037
---------------------------------------------------------------------------------------------------------------
NYS PAU GP RRB, Series Y, 6.75%, 1/1/18                 Aa2/AA-                   2,000,000           2,173,640
---------------------------------------------------------------------------------------------------------------
NYS Thruway Authority General RB,
Series A, 5.75%, 1/1/19                                 Aa3/AA-                  10,000,000          10,177,400

                    12  Oppenheimer New York Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH               FACE                MARKET VALUE
                                                        (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYS UDC RB:
Correctional Capital Facilities, Series 4,
5.375%, 1/1/23                                          Baa1/BBB+/A             $ 8,750,000        $  8,450,400
Series A, MBIA Insured, 5.50%, 4/1/16                   Aaa/AAA/AAA               7,500,000           7,619,625
---------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY RR Agency RB,
RR Facilities Project, 7%, 5/1/15                       Baa/NR/A-                15,600,000          16,758,456
---------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 69th Series,
7.125%, 6/1/25                                          A1/AA-/AA-                4,155,000           4,489,187
---------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RRB, 78th Series,
6.50%, 4/15/11                                          A1/AA-/AA-                  250,000             271,403
---------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air
Terminal Project, Series 6, 5.75%, 12/1/22              Aaa/AAA                  11,150,000          11,463,761
---------------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project,
5th Installment, 6.75%, 10/1/19                         NR/NR                    12,600,000          13,675,788
                                                                                                   ------------
                                                                                                    626,863,122

---------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--14.7%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                    Aaa/AAA                     500,000             696,930
---------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                           Baa1/A                    7,000,000           6,924,680
---------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB:
FSA Insured, Inverse Floater, 7.69%, 7/1/20(1)          Aaa/AAA                  11,500,000          12,333,750
MBIA Insured, 5.25%, 7/1/18                             Aaa/AAA                   8,950,000           8,826,848
Prerefunded, 7.70%, 7/1/20                              NR/AAA                    4,000,000           4,458,560
---------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB:
Prerefunded, Series S, 6.50%, 7/1/22                    NR/AAA                   10,000,000          11,138,300
Prerefunded, Series T, 6.625%, 7/1/18                   Aaa/AAA                   1,000,000           1,119,170
Series W, Inverse Floater, 6.80%, 7/1/10(1)             Baa1/A                    9,000,000           9,461,250
---------------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU SPTX RB,
Series A, 7.75%, 7/1/08                                 Baa1/BBB+                 6,000,000           6,295,440
---------------------------------------------------------------------------------------------------------------
PR Electric PAU RB:
Series AA, MBIA Insured, 5.25%, 7/1/16                  Aaa/AAA                   5,000,000           5,008,250
Series AA, MBIA Insured, 5.25%, 7/1/17                  Aaa/AAA                   5,000,000           4,999,550
---------------------------------------------------------------------------------------------------------------
PR EPAU CAP RRB, Series N, MBIA Insured,
Zero Coupon, 5.69%, 7/1/17(2)                           Aaa/AAA                  24,000,000           8,824,320
---------------------------------------------------------------------------------------------------------------
PR Housing Bank & Finance Agency SFM RB,
Homeownership-Fourth Portfolio, Escrowed
to Maturity, 8.50%, 12/1/18                             Aaa/NR                    1,580,000           1,853,261
---------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental
PC Facilities FAU RB:
American Airlines, Inc. Project,
Series A, 6.45%, 12/1/25                                Baa1/BBB-                   850,000             931,694
Warner Lambert Co. Project, 7.60%, 5/1/14               A1/NR                     3,000,000           3,234,570
---------------------------------------------------------------------------------------------------------------
PR POAU RB, American Airlines Special
Facilities Project, Series A, 6.25%, 6/1/26             Baa3/BBB+                 8,000,000           8,562,080



                    13  Oppenheimer New York Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/
                                                        S&P/FITCH               FACE              MARKET VALUE
                                                        (UNAUDITED)             AMOUNT            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS (CONTINUED)
PR Public Buildings Authority Guaranteed
Public Education & HF RB, Prerefunded,
Series L, 6.875%, 7/1/21                                Aaa/AAA                 $ 4,000,000      $   4,519,440
--------------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured,
Inverse Floater, 6.92%, 1/16/15(1)                      Aaa/AAA                  10,000,000         10,187,500
                                                                                                 -------------
                                                                                                   109,375,593

--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $698,803,390)                                        98.7%       736,238,715
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                         1.3          9,758,265
                                                                                -----------      -------------
NET ASSETS                                                                            100.0%     $ 745,996,980
                                                                                ===========      =============

To simplify the listing of securities, abbreviations are used per the table below:

CAP        --      Capital Appreciation                                            L.I.     --      Long Island
CMWLTH     --      Commonwealth                                                    MAG      --      Mtg. Agency
CUS        --      City University System                                          MCFFA    --      Medical Care Facilities
DA         --      Dormitory Authority                                                              Finance Agency
EFCPC      --      Environmental Facilities Corp. Pollution Control                MH       --      Multifamily Housing
EPAU       --      Electric Power Authority                                        MHESF    --      Mental Health Services
ERDAUEF    --      Energy Research & Development Authority Electric Facilities                      Facilities
ERDAUGF    --      Energy Research & Development Authority Gas Facilities          MTAU     --      Metropolitan Transportation
ERDAUPC    --      Energy Research & Development Authority Pollution Control                        Authority
FAU        --      Finance Authority                                               MWFAU    --      Municipal Water Finance
GP         --      General Purpose                                                                  Authority
GOB        --      General Obligation Bonds                                        NYC      --      New York City
GORB       --      General Obligation Refunding Bonds                              NYS      --      New York State
HDC        --      Housing Development Corp.                                       PAUNYNJ  --      Port Authority of New York
HF         --      Health Facilities                                                                & New Jersey
HFA        --      Housing Finance Agency                                          PAU      --      Power Authority
HFASC      --      Housing Finance Agency Service Contract                         PC       --      Pollution Control
HTAU       --      Highway & Transportation Authority                              POAU     --      Port Authority
IDA        --      Industrial Development Agency                                   RB       --      Revenue Bonds
IDAU       --      Industrial Development Authority                                RR       --      Resource Recovery
LGAC       --      Local Government Assistance Corp.                               RRB      --      Revenue Refunding Bonds
                                                                                   SFM      --      Single Family Mortgage
                                                                                   SPF      --      Special Facilities
                                                                                   SPO      --      Special Obligations
                                                                                   SPTX     --      Special Tax
                                                                                   SUEFS    --      State University Educational
                                                                                                    Facilities System
                                                                                   TBTAU    --      Triborough Bridge & Tunnel
                                                                                                    Authority
                                                                                   UDC      --      Urban Development Corp.
                                                                                   WSS      --      Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $90,377,712 or 12.12% of the Fund's net assets at September 30, 1997.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.




                    14  Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

As of September 30, 1997, securities subject to the alternative minimum tax amounted to $122,052,761 or 16.36% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:


INDUSTRY                                            MARKET VALUE               PERCENT
--------------------------------------------------------------------------------------
Higher Education                                    $124,655,844                16.8%
General Obligation                                    98,639,480                13.4
Highways                                              86,440,860                11.7
Hospital/Healthcare                                   63,186,511                 8.6
Sales Tax                                             35,604,382                 4.8
Multi-Family Housing                                  33,646,855                 4.6
Corporate Backed                                      31,316,527                 4.3
Water Utilities                                       30,550,747                 4.1
Marine/Aviation Facilities                            29,900,138                 4.1
Pollution Control                                     29,869,733                 4.1
Lease Rental                                          27,336,945                 3.7
Electric Utilities                                    25,562,157                 3.5
Adult Living Facilities                               22,589,141                 3.1
Single Family Housing                                 19,191,025                 2.6
Resource Recovery                                     16,758,456                 2.3
Special Assessment                                    14,774,010                 2.0
Manufacturing, Durable Goods                          14,739,983                 2.0
Non Profit Organization                               12,373,828                 1.7
Telephone Utilities                                   10,187,500                 1.4
Manufacturing, Non-Durable Goods                       7,710,765                 1.0
Sewer Utilities                                        1,203,830                 0.2
                                                    ------------               -----
                                                    $736,238,717               100.0%
                                                    ============               =====

See accompanying Notes to Financial Statements.


                    15  Oppenheimer New York Municipal Fund

 STATEMENT OF ASSETS AND LIABILITIES  September 30, 1997

===============================================================================================================
ASSETS
Investments, at value (cost $698,803,390)--see accompanying statement                              $736,238,715
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                    495,755
---------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                             12,291,735
Shares of beneficial interest sold                                                                      393,580
---------------------------------------------------------------------------------------------------------------
Other                                                                                                    11,534
                                                                                                   ------------
Total assets                                                                                        749,431,319

===============================================================================================================
LIABILITIES Payables and other liabilities:
Dividends                                                                                             2,001,304
Shares of beneficial interest redeemed                                                                  498,760
Distribution and service plan fees                                                                      452,203
Trustees' fees--Note 1                                                                                  213,997
Shareholder reports                                                                                     130,266
Transfer and shareholder servicing agent fees                                                            67,646
Other                                                                                                    70,163
                                                                                                   ------------
Total liabilities                                                                                     3,434,339

===============================================================================================================
NET ASSETS                                                                                         $745,996,980
                                                                                                   ============

===============================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                    $715,174,579
---------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                   1,395,429
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                             (8,008,353)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                   37,435,325
                                                                                                   ------------
Net assets                                                                                         $745,996,980
                                                                                                   ============




                    16  Oppenheimer New York Municipal Fund

===============================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$634,789,044 and 49,620,601 shares of beneficial interest outstanding)                                   $12.79
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                                 $13.43
---------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $106,458,543
and 8,320,680 shares of beneficial interest outstanding)                                                 $12.79
---------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,749,393
and 371,247 shares of beneficial interest outstanding)                                                   $12.79

See accompanying Notes to Financial Statements.


                    17  Oppenheimer New York Municipal Fund

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1997

===============================================================================================================
INVESTMENT INCOME
Interest                                                                                            $48,247,943

===============================================================================================================
EXPENSES
Management fees--Note 4                                                                               3,912,050
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                               1,528,712
Class B                                                                                               1,040,975
Class C                                                                                                  37,884
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                   475,969
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                     223,113
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              66,227
---------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                  58,537
---------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                       18,351
---------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class B                                                                                                     564
Class C                                                                                                     660
---------------------------------------------------------------------------------------------------------------
Other                                                                                                    14,143
                                                                                                    -----------
Total expenses                                                                                        7,377,185

===============================================================================================================
NET INVESTMENT INCOME                                                                                40,870,758

===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
Investments                                                                                           5,082,437
Closing of futures contracts                                                                         (8,192,625)
                                                                                                    -----------
Net realized loss                                                                                    (3,110,188)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                 25,374,028
                                                                                                    -----------
Net realized and unrealized gain                                                                     22,263,840

---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $63,134,598
                                                                                                    ===========


See accompanying Notes to Financial Statements.






                    18  Oppenheimer New York Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                             1997                 1996
===============================================================================================================
OPERATIONS
Net investment income                                                          $ 40,870,758        $ 42,380,515
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                         (3,110,188)          5,945,810
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            25,374,028             425,530
                                                                               ------------        ------------
Net increase in net assets resulting
from operations                                                                  63,134,598          48,751,855

===============================================================================================================
DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  Dividends  from net  investment income:
Class A                                                                         (35,297,579)        (37,568,731)
Class B                                                                          (4,855,021)         (4,655,633)
Class C                                                                            (175,214)            (34,664)

===============================================================================================================
BENEFICIAL INTEREST TRANSACTIONS Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                         (52,009,162)        (11,537,144)
Class B                                                                           2,021,008           9,460,309
Class C                                                                           2,612,419           1,966,687

===============================================================================================================
NET ASSETS
Total increase (decrease)                                                       (24,568,951)          6,382,679
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                             770,565,931         764,183,252
                                                                               ------------        ------------
End of period (including undistributed net investment
income of $1,395,429 and $620,943, respectively)                               $745,996,980        $770,565,931
                                                                               ============        ============

See accompanying Notes to Financial Statements.


                    19  Oppenheimer New York Municipal Fund

FINANCIAL HIGHLIGHTS


                                              CLASS A
                                              ---------------------------------
                                              YEAR ENDED SEPTEMBER 30,
                                              1997            1996           1995          1994          1993
================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $12.41        $12.29        $11.92        $13.50        $12.59
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .69           .68           .69           .74           .73
Net realized and unrealized gain (loss)              .37           .12           .41         (1.46)         1.01
                                                  ------        ------        ------        ------        ------
Total income (loss) from investment
operations                                          1.06           .80          1.10          (.72)         1.74

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.68)         (.68)         (.70)         (.72)         (.75)
Distributions from net realized gain                  --            --          (.03)         (.03)         (.08)
Distributions in excess of net realized gain          --            --            --          (.11)           --
                                                  ------        ------        ------        ------        ------
Total dividends and distributions
to shareholders                                     (.68)         (.68)         (.73)         (.86)         (.83)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.79        $12.41        $12.29        $11.92        $13.50
                                                  ======        ======        ======        ======        ======

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 8.78%         6.65%         9.58%        (5.55)%       14.33%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                  $634,789      $667,258      $673,050      $687,233      $756,934
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $652,048      $684,981      $659,465      $738,747      $652,327
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               5.49%         5.50%         5.76%         5.68%         5.66%
Expenses                                            0.86%         0.91%         0.90%         0.86%         0.91%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          20.5%         21.2%         15.2%          9.4%         39.1%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. For the period from March 1, 1993 (inception of offering) to September 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.




                    20  Oppenheimer New York Municipal Fund


CLASS B                                                                    CLASS C
-------------------------------------------------------------------        ------------------------------------
YEAR ENDED SEPTEMBER 30,                                                   YEAR ENDED SEPTEMBER 30,
1997            1996           1995           1994          1993(2)        1997          1996        1995(1)
===============================================================================================================

  $12.41          $12.30         $11.93        $13.50         $13.07         $12.41        $12.30      $12.22
-------------------------------------------------------------------------------------------------------------

     .59             .60            .60           .64            .36            .57           .60         .05
     .38             .10            .42         (1.45)           .44            .39           .09         .08
  ------          ------         ------        ------         ------         ------        ------      ------

     .97             .70           1.02          (.81)           .80            .96           .69         .13

-------------------------------------------------------------------------------------------------------------

    (.59)           (.59)          (.62)         (.62)          (.37)          (.58)         (.58)       (.05)
      --              --           (.03)         (.03)            --             --            --          --
      --              --             --          (.11)            --             --            --          --
  ------          ------         ------        ------         ------         ------        ------      ------

    (.59)           (.59)          (.65)         (.76)          (.37)          (.58)         (.58)       (.05)
-------------------------------------------------------------------------------------------------------------
  $12.79          $12.41         $12.30        $11.93         $13.50         $12.79        $12.41      $12.30
  ======          ======         ======        ======         ======         ======        ======      ======

=============================================================================================================
    7.97%           5.77%          8.75%        (6.22)%         6.56%          7.95%         5.64%       1.10%

=============================================================================================================


$106,459        $101,302        $91,108       $73,943        $40,958         $4,749        $2,007         $25
-------------------------------------------------------------------------------------------------------------
$104,183        $ 98,488        $81,743       $61,008        $20,454         $3,798        $  752         $18
-------------------------------------------------------------------------------------------------------------

    4.72%           4.73%          4.95%         4.88%          4.45%(4)       4.67%         4.60%       3.67%(4)
    1.63%           1.68%          1.67%         1.65%          1.73%(4)       1.63%         1.77%       1.37%(4)
-------------------------------------------------------------------------------------------------------------
    20.5%           21.2%          15.2%          9.4%          39.1%          20.5%         21.2%       15.2%

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $154,409,995 and $214,081,363, respectively.

See accompanying Notes to Financial Statements.


                    21  Oppenheimer New York Municipal Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer  New  York  Municipal  Fund  (the  Fund)  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is available from municipal securities and consistent with the preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,657,000, expiring in 2003 and 2004.


                    22  Oppenheimer New York Municipal Fund

================================================================================
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1997, a credit of $60,913 was made for the Fund's projected benefit obligations and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $212,626 at September 30, 1997. The aforementioned credit is a component of total trustees' fees which amount to $(280) for the year ended September 30, 1997.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

           The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $231,542, a decrease in accumulated net realized loss on investments of $456,846, and a decrease in paid-in capital of $688,388.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.




                    23  Oppenheimer New York Municipal Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                            YEAR ENDED SEPTEMBER 30, 1997        YEAR ENDED SEPTEMBER 30, 1996
                                            --------------------------------     -------------------------------
                                            SHARES           AMOUNT              SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                          4,470,995       $  56,051,835       4,043,999       $  50,569,882
Issued in connection with
the acquisition of Quest
for Value New York
Tax-Exempt Fund--Note 6                              --                  --       2,350,157          29,517,976
Dividends and distributions
reinvested                                    1,936,390          24,294,359       2,105,244          26,158,018
Redeemed                                    (10,554,692)       (132,355,356)     (9,480,179)       (117,783,020)
                                            -----------       -------------      ----------       -------------
Net decrease                                 (4,147,307)      $ (52,009,162)       (980,779)      $ (11,537,144)
                                            ===========       =============      ==========       =============

---------------------------------------------------------------------------------------------------------------
Class B:
Sold                                          1,229,476       $  15,435,863       1,631,788       $  20,375,193
Dividends and distributions
reinvested                                      251,124           3,151,927         244,423           3,035,829
Redeemed                                     (1,320,301)        (16,566,782)     (1,123,717)        (13,950,713)
                                            -----------       -------------      ----------       -------------
Net increase                                    160,299       $   2,021,008         752,494       $   9,460,309
                                            ===========       =============      ==========       =============

----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                            296,169       $   3,700,982         170,206       $   2,101,116
Dividends and distributions
reinvested                                       11,358             142,713           2,083              25,651
Redeemed                                        (97,937)         (1,231,276)        (12,664)           (160,080)
                                            -----------       -------------      ----------       -------------
Net increase                                    209,590       $   2,612,419         159,625       $   1,966,687
                                            ===========       =============      ==========       =============





                    24  Oppenheimer New York Municipal Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1997, net unrealized appreciation on investments of $37,435,325 was composed of gross appreciation of $40,284,088, and gross depreciation of $2,848,763.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion.

           For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $835,127, of which $161,226 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $558,605 and $35,328, respectively, of which $9,424 was paid to an affiliated broker/ dealer for Class B. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $260,864 and $5,113, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

           The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $30,130 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.




                    25  Oppenheimer New York Municipal Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $6,709 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $819,839 and $31,279, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $2,901,792 for Class B and $49,218 for Class C.

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

           The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

           Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

           Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                    26  Oppenheimer New York Municipal Fund

================================================================================
6. ACQUISITION OF QUEST FOR VALUE NEW YORK TAX-EXEMPT FUND

On November 24, 1995, Oppenheimer New York Municipal Fund acquired all of the net assets of Quest for Value New York Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value New York Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 2,350,157 Class A shares of beneficial interest, valued at $29,517,976, in exchange for the net assets, resulting in combined Class A net assets of $698,806,316 on November 24, 1995. The net assets acquired included net unrealized appreciation of $1,513,911. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

           The Fund had no borrowings outstanding during the year ended September 30, 1997.

                            APPENDIX A

                Descriptions of Ratings Categories

Municipal Bonds

|X| Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

      In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

|X| Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.
 With respect to revenue bonds,
debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt ratingBonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

|X| Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

 o Duff & Phelps. The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B

& B-  Below investment grade
and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend averages.

Municipal Notes

      |X| Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

      |X| S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP- 1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

      |X| Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

      The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

      |X| Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

      |X| S&P The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payD is assigned to issues in default.

      |X| Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                            APPENDIX B

                    TAX EQUIVALENT YIELD TABLES


The equivalent yield tables below compare tax-free income with taxable income under Federal, New York State and New York City income tax rates effective September 30, 1997. Combined taxable income refers to the net amount subject to Federal, New York State and New York City income tax after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that New York State and local income tax payments are fully deductible for Federal income tax purposes. They do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.


New York State Residents



                                            Effective              A
tax-exempt yield of:
Taxable          Tax
Income           Bracket              Is   Approximately   Equivalent   To   a
Taxable Yield of:

JOINT RETURN

Over     Not overFederal NYS   Combine2.00% 2.50%3.00% 3.50% 3.74% 3.75%
----     --------------- ---   -------

$ 22,000 $ 26,00015.00%  5.25% 19.46% 2.48% 3.10%3.72% 4.35% 4.64% 4.66%
$ 26,000 $ 40,00015.00%  5.90% 20.01% 2.50% 3.13%3.75% 4.38% 4.68% 4.69%
$ 40,000 $ 41,20015.00%  6.85% 20.82% 2.53% 3.16%3.79% 4.42% 4.72% 4.74%
$ 41,200 $ 99,60028.00%  6.85% 32.93% 2.98% 3.73%4.47% 5.22% 5.58% 5.59%
$ 99,600 $151,75031.00%  6.85% 35.73% 3.11% 3.89%4.67% 5.45% 5.82% 5.83%
$151,750 $271,05036.00%  6.85% 40.38% 3.35% 4.19%5.03% 5.87% 6.27% 6.29%
$271,050 and abov39.60%  6.85% 43.74% 3.55% 4.44%5.33% 6.22% 6.65% 6.87%

                               4.00%  4.29% 4.50%5.00% 5.50% 6.00% 6.50%

                               4.97%  5.33% 5.59%6.21% 6.83%  7.45% 8.07%
                               5.00%  5.36% 5.63%6.25% 6.88%  7.50% 8.13%
                               5.05%  5.42% 5.68%6.31% 6.95%  7.58% 8.21%
                               5.96%  6.40% 6.71%7.46% 8.20%  8.95% 9.69%
                               6.22%  6.67% 7.00%7.78% 8.56%  9.34%10.11%
                               6.71%  7.20% 7.55%8.39% 9.23% 10.06%10.90%
                               7.11%  7.62% 8.00%8.89% 9.78% 10.66%11.56%


SINGLE RETURN

Over     Not overFederal NYS   Combine2.00% 2.50%3.00% 3.50% 3.74% 3.75%
----     --------------- ---   -------

$20,000  $ 24,65015.00%  6.85% 20.82% 2.53% 3.16%3.79% 4.42% 4.72% 4.74%
$ 24,650 $ 59,75028.00%  6.85% 32.93% 2.98% 3.73%4.47% 5.22% 5.58% 5.59%
$ 59,750 $124,65031.00%  6.85% 35.73% 3.11% 3.89%4.67% 5.45% 5.82% 5.83%
$124,650 $271,05036.00%  6.85% 40.38% 3.35% 4.19%5.03% 5.87% 6.27% 6.29%
$271,050 and abov39.60%  6.85% 43.74% 3.55% 4.44%5.33% 6.22% 6.65% 6.67%

                               4.00%  4.29% 4.50%5.00% 5.50% 6.00% 6.50%

                               5.05%  5.42% 5.68% 6.31% 6.95% 7.58% 8.21%
                               5.96%  6.40% 6.71% 7.46% 8.20% 8.95% 9.69%
                               6.22%  6.67% 7.00% 7.78% 8.56% 9.34%10.11%
                               6.71%  7.20% 7.55% 8.39% 9.23%10.06%10.90%
                               7.11%  7.62% 8.00% 8.89% 9.78%10.66%11.55%



New York City Residents









                                            Effective              A
tax-exempt yield of:
Taxable          Tax
Income           Bracket              Is   Approximately   Equivalent   To   a
Taxable Yield of:

JOINT RETURN

Over     Not overFederal NYC   Combine2.00% 2.50%3.00% 3.50% 3.74% 3.75%
----     --------------- ---   -------

$ 26,000 $ 40,00015.00%  3.76% 23.21% 2.60% 3.26%3.91% 4.56% 4.87% 4.88%
$ 40,000 $ 41,20015.00%  3.76% 24.02% 2.63% 3.29%3.95% 4.61% 4.92% 4.94%
$ 41,200 $ 45,00028.00%  3.76% 35.64% 3.11% 3.88%4.66% 5.44% 5.81% 5.83%
$ 45,000 $ 90,00028.00%  3.82% 35.68% 3.11% 3.89%4.66% 5.44% 5.81% 5.83%
$ 90,000 $ 99,60028.00%  3.88% 35.73% 3.11% 3.89%4.67% 5.45% 5.82% 5.83%
$ 99,600 $108,00031.00%  3.88% 38.40% 3.25% 4.06%4.87% 5.68% 6.07% 6.09%
$108,000 $151,75031.00%  3.88% 38.40% 3.25% 4.06%4.87% 5.68% 6.07% 6.09%
$151,750 $271,05036.00%  3.88% 42.87% 3.50% 4.38%5.25% 6.13% 6.55% 6.56%
$271,050 and abov39.60%  3.88% 46.06% 3.71% 4.64%5.56% 6.49% 6.94% 6.95%

                               4.00%  4.29% 4.50%5.00% 5.50% 6.00% 6.50%

                               5.21%  5.59% 5.86%6.51% 7.16%  7.81% 8.46%
                               5.26%  5.65% 5.92%6.58% 7.24%  7.90% 8.55%
                               6.21%  6.67% 6.99%7.77% 8.55%  9.32% 10.10%
                               6.22%  6.67% 7.00%7.77% 8.55%  9.33% 10.11%
                               6.22%  6.67% 7.00%7.78% 8.56%  9.33%10.11%
                               6.49%  6.96% 7.31%8.12% 8.93%  9.74%10.55%
                               6.49%  6.96% 7.31%8.12% 8.93%  9.74%10.55%
                               7.00%  7.51% 7.88%8.75% 9.63% 10.50%11.38%
                               7.42%  7.96% 8.35%9.27% 10.20%11.13%12.06%

SINGLE RETURN

Over     Not overFederal NYC   Combine2.00% 2.50%3.00% 3.50% 3.74% 3.75%
----     --------------- ---   -------

$ 20,000 $ 24,65015.0%   3.76% 24.02% 2.63% 3.29%3.95% 4.61% 4.92% 4.94%
$ 24,650 $ 25,00028.0%   3.76% 35.64% 3.11% 3.88%4.66% 5.44% 5.81% 5.83%
$ 25,000 $ 50,00028.0%   3.82% 35.68% 3.11% 3.89%4.66% 5.44% 5.81% 5.83%
$ 50,000 $ 59,75028.0%   3.88% 35.73% 3.11% 3.89%4.87% 5.45% 5.82% 5.83%
$ 59,750 $124,65031.0%   3.88% 38.40% 3.25% 4.06%4.87% 5.68% 6.07% 6.09%
$124,650 $271,05036.0%   3.88% 42.87% 3.60% 4.38%5.25% 6.13% 6.55% 6.56%
$271,050 and abov39.6%   3.88% 46.08% 3.71% 4.64%5.56% 6.49% 6.94% 6.95%



                               4.00%  4.29% 4.50%5.00% 5.50% 6.00% 6.50%

                               5.26%  5.65% 5.92% 6.58% 7.24% 7.90% 8.55%
                               6.21%  6.67% 6.99% 7.77% 8.55% 9.32%10.10%
                               6.22%  6.67% 7.00% 7.77% 8.55% 9.33%10.11%

                               6.22%  6.67% 7.00% 7.78% 8.56% 9.33%10.11%
                               6.49%  6.96% 7.31% 8.12% 8.93% 9.74%10.55%
                               7.00%  7.51% 7.88% 8.75% 9.63%10.50%11.38%
                               7.42%  7.96% 8.35% 9.27%10.20%11.13%12.06%

                            Appendix C

              Municipal Bond Industry Classifications




                             Electric
                                Gas
                               Water
                               Sewer
                             Telephone
                      Adult Living Facilities
                             Hospital
                        General Obligation
                        Special Assessment
                             Sales Tax
                    Manufacturing, Non Durables
                      Manufacturing, Durables
                         Pollution Control
                         Resource Recovery
                         Higher Education
                             Education
                           Lease Rental
                      Non Profit Organization
                             Highways
                    Marine/Aviation Facilities
                       Multi Family Housing
                       Single Family Housing

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian of Portfolio Securities
         Citibank, N.A.
         399 Park Avenue
         New York, New York 10043

Independent Auditors
         KPMG Peat Marwick LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Gordon Altman Butowsky Weitzen
            Shalov & Wein
         114 West 47th Street
         New York, New York 10036